UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

SCHEDULE 14C INFORMATION

______________________________

Information Statement
Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

HEARTCORE ENTERPRISES, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

HEARTCORE ENTERPRISES, INC.
1-2-33, Higashigotanda,
Shinagawa, Tokyo, Japan 141-0022
+81-3-6409-6966

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of HeartCore Enterprises, Inc.:

This Notice and the accompanying Information Statement are being furnished to the holders of record of shares of common stock, par value $0.0001 per share (“Common Stock”), of HeartCore Enterprises, Inc., a Delaware corporation (“HeartCore” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the following actions taken by the Company’s Board of Directors (the “Board”) and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company (collectively, the “Majority Stockholders”):

1.      approved, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of 20% or more of the outstanding shares of Common Stock of the Company, issuable (i) upon conversion of the Series A Convertible Preferred Stock issued pursuant to that certain Securities Purchase Agreement, dated June 30, 2025 and (ii) pursuant to that certain Equity Purchase Agreement, date June 30, 2025, to which an investor agreed to purchase from the Company from time to time shares of Common Stock having a total maximum aggregate purchase price of $25 million (the “Offering”); and

2.      approved an amendment to the Company’s certificate of incorporation, as amended (the “Certificate”), to effectuate a reverse stock split of the Company’s outstanding shares of Common Stock, at a ratio of no less than 1-for-2 and no more than 1-for-30, with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”).

The purpose of the Information Statement is to notify the Company’s stockholders that on June 30, 2025, the Majority Stockholders executed a written consent approving the two actions listed above (the “Corporate Actions”).

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. Based on the terms of the Offering, the Company needs stockholder approval to issue all of the shares issuable pursuant to the Offering.

In addition, Nasdaq Listing Rule 5635(b) generally requires an issuer to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control. Pursuant to applicable Nasdaq guidance, a change of control may generally be deemed to occur when an investor would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. However, in determining if a change of control has occurred (and stockholder approval is required), Nasdaq will consider all circumstances concerning the transaction and may determine that a change of control has occurred even if the number of shares of common stock or voting power that an investor has a right to acquire is less than 20%. The potential issuance of the Common Stock underlying the Series A Convertible Preferred Stock plus the shares of Common Stock that may be issued to the Investor pursuant to the Purchase Agreement (hereinafter defined) could result in a “change of control” for purposes of Nasdaq Listing Rule 5635(b).

The approval of the Offering was taken by written consent pursuant to Section 228(a) of the Delaware General Corporation Law, which provides that any action required to be taken at any annual or special meeting of the stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required.

As stockholder approval of the Corporate Actions was taken by written consent of the Majority Stockholders, as permitted by Delaware law, the Company’s Certificate, and the Company’s bylaws, accordingly, the Corporate Actions will not be submitted to the Company’s other stockholders for a vote, and the Information Statement is being furnished to such other stockholders to provide them with certain information concerning the Corporate Actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

The attached Information Statement is first being mailed to the Company’s stockholders on or about July [    ], 2025. This Notice and accompanying Information Statement are being furnished to the Company’s stockholders in accordance with Rule 14c-2 under the Exchange Act, solely to inform the Company’s stockholders of the action taken by written consent.

In no event will the Corporate Actions be effectuated prior to the date that is 20 days after the Information Statement is mailed to stockholders of record. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the effective date(s) of the Corporate Actions.

WE ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve the Corporate Actions. The accompanying Information Statement is provided solely for your information.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,
/s/ Sumitaka Yamamoto
Sumitaka Yamamoto
Chief Executive Officer
HeartCore Enterprises, Inc.
July [ ], 2025

INFORMATION STATEMENT
OF
HEARTCORE ENTERPRISES, INC.
1-2-33, Higashigotanda,
Shinagawa, Tokyo, Japan 141-0022
July [    ], 2025

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF HEARTCORE ENTERPRISES, INC.’S STOCKHOLDERS IS
REQUIRED
IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished to the stockholders of HeartCore Enterprises, Inc., a Delaware corporation (“HeartCore” or the “Company”), as of July 2, 2025 (the “Record Date”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder, to inform them that, with the unanimous approval of the Board of Directors of the Company (the “Board”), on June 30, 2025 (the “Effective Date”), stockholders holding a majority of the issued and outstanding voting securities of the Company (collectively, the “Majority Stockholders”), by written consent:

1.      approved, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of 20% or more of the outstanding shares of the Company’s Common Stock, issuable (i) upon conversion of the Series A Convertible Preferred Stock issued pursuant to that certain Securities Purchase Agreement, dated June 30, 2025 and (ii) pursuant to that certain Equity Purchase Agreement, date June 30, 2025, to which an investor agreed to purchase from the Company from time to time shares of Common Stock having a total maximum aggregate purchase price of $25 million (the “Offering”); and

2.      approved an amendment to the Company’s certificate of incorporation, as amended (the “Certificate”), to effectuate a reverse stock split of the Company’s outstanding shares of Common Stock, at a ratio of no less than 1-for-2 and no more than 1-for-30, with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”).

Such approval and consent of the two actions listed above (the “Corporate Actions”) constitute the approval and consent of the Majority Stockholders and is sufficient under the Delaware General Corporation Law (“DGCL”), the Certificate, and the Company’s bylaws to approve the Corporate Actions. Accordingly, approval of the Corporate Actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning approval of the Corporate Actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

Your consent is not required and is not being solicited in connection with approval of the Corporate Actions by the Majority Stockholders. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

The Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Company’s issued and outstanding voting securities.

This Information Statement is being mailed on or about [        ] to shareholders of record as of the Record Date. The Corporate Actions will become effective on [        ], which is 20 calendar days following the date the Company first mails this Information Statement to its stockholders.

This Information Statement contains a summary of the material terms of the Offering, the Reverse Stock Split and any related transaction.

NOTICE PURSUANT TO SECTION 228(E) OF THE DGCL

Section 228(e) of the DGCL requires that prompt notice of any action so taken by written consent be provided to all holders of the Company’s Common Stock as of the Record Date. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

RECORD DATE, VOTING SECURITIES & MAJORITY STOCKHOLDER APPROVAL

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement.

As of the Effective Date, there were 22,075,333 shares of Common Stock issued and outstanding. Holders of Common Stock are entitled to one vote per share. The Majority Stockholders together hold 13,147,393 shares of Common Stock, representing 59.55% of the vote of the Company’s outstanding Common Stock.

Set forth below are the stockholders who comprise the Majority Stockholders, and their ownership and voting power as of the Effective Date:

Stockholder Name	Shares of Common Stock Beneficially Owned		Voting Power/ Ownership %
Sumitaka Yamamoto	10,647,393	(1)	48.23%
Prakash Sadasivam	2,500,000	(2)	11.32%
Total	13,147,393		59.55%

____________

(1)      Mr. Yamamoto is the Chairman of the Board, Chief Executive Officer, President, and principal executive officer of the Company.

(2)      Mr. Sadasivam is a Director of the Company.

EXPENSES

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s voting securities held of record by them and the Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Information Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Information Statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, the Company, or the Company’s transfer agent, Transhare Corporation, Bayside Center 1, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764. In addition, any such street-name stockholders residing at the same address who have received multiple copies of this Information Statement and wish to receive a single copy of the Company’s annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, the Company, or the Company’s transfer agent at the contact information above.

NO DISSENTER’S RIGHT OF APPRAISAL

Stockholders have no right under the DGCL, the Company’s Certificate, and the Company’s bylaws to dissent from any of the actions set forth above.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Delaware law. Under Delaware law, action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Corporate Actions disclosed herein as quickly as possible in order to accomplish the purposes of the Company, the Company chose to obtain the written consent of a majority of the Company’s voting power to approve the Corporate Actions.

The Corporate Actions described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to the Company’s stockholders. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the effective date(s) of the Corporate Actions.

INTEREST OF CERTAIN PERSONS IN THE CORPORATE ACTIONS

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the Corporate Actions that is not shared by all of the Company’s other stockholders.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 1 — APPROVAL OF THE ISSUANCES UNDER THE SPA AND PURCHASE AGREEMENT

Nasdaq Listing Rule 5635(d) provides that stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. See “— Stockholder Approval” below.

In addition, Nasdaq Listing Rule 5635(b) generally requires an issuer to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control. Pursuant to applicable Nasdaq guidance, a change of control may generally be deemed to occur when an investor would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. However, in determining if a change of control has occurred (and stockholder approval is required), Nasdaq will consider all circumstances concerning the transaction and may determine that a change of control has occurred even if the number of shares of common stock or voting power that an investor has a right to acquire is less than 20%.

Securities Purchase Agreement

On June 30, 2025, HeartCore Enterprises, Inc. (the “Company”) and Crom Structured Opportunities Fund I, LP (the “Investor”), an accredited investor, executed a Securities Purchase Agreement (the “SPA”). According to the terms of the SPA, the Company agreed to issue to the Investor, and the Investor agreed to purchase from the Company, from time to time as provided therein, 2,000 shares of the Company’s Series A Convertible Preferred Stock at a purchase price equal to $1,000 per share ($2,000,000 in the aggregate), with each such share of Series A Convertible Preferred Stock having a stated value of $1,100. The sale of the shares of Series A Convertible Preferred Stock closed on June 30, 2025 (the “Closing”).

In connection with executing the SPA, for no additional consideration, at Closing, the Company issued to the Investor 750,000 shares of Common Stock (the “SPA Commitment Shares”). The Investor has the right at any time (subject to certain ownership limitations) to convert all or any portion of the then Series A Convertible Preferred Stock into shares of Common Stock (the “Conversion Shares”). The conversion price will be equal to 90% of the average of the two lowest VWAPs of the common stock on the Nasdaq for the five trading days immediately preceding the date of the conversion notice delivered by the Investor.

The SPA requires that the Company obtain stockholder approval for the issuance of the SPA Commitment Shares and Conversion Shares in excess of the Exchange Cap (defined below) and for the purpose of meeting the requirements of Rule 5635 of the Nasdaq. Until such stockholder approval has been obtained, the Investor agreed to neither vote its Series A Convertible Preferred Stock nor convert its Series A Convertible Preferred Stock into Common Stock, resulting in the issuance of Common Stock to the Investor exceeding the number of shares of Common Stock pursuant to the SPA and the Purchase Agreement in excess of 19.99% of the Company’s issued and outstanding Common Stock on June 30, 2025.

The foregoing is a summary description of certain terms of the SPA. This summary is qualified in its entirety by the full text of the SPA, a copy of which is attached to this Information Statement as Appendix A.

The Certificate of Designations of the Series A Convertible Preferred Stock provides that the Company may not issue any shares of Common Stock upon conversion of the Series A Convertible Preferred Stock if the issuance of such shares would exceed the listing rules and regulations of the Nasdaq (the maximum number of shares of Common Stock which may be issued without violating such rules and regulations, the “Exchange Cap”)

The following is a summary of the material features of the Series A Convertible Preferred Stock. This summary is qualified in its entirety by the full text of the Certificate of Designations of the Series A Convertible Preferred Stock, a copy of which is attached to this Information Statement as Appendix B.

Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock

On June 30, 2025, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (“Certificate of Designations”) with the Secretary of State of the State of Delaware. The number of shares of Series A Convertible Preferred Stock designated is 2,000 and each share of Series A Convertible Preferred Stock has a stated value equal to $1,100 (the “Stated Value”).

Each holder will be entitled to receive dividends of 10% per annum on the Stated Value of each share of Preferred Stock.

The Series A Convertible Preferred Stock have no voting rights. However, as long as any shares of Series A Convertible Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Convertible Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Convertible Preferred Stock or alter or amend the Certificate of Designations, (b) increase the number of authorized shares of Series A Convertible Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing.

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary that is not a Fundamental Transaction (as defined in the Certificate of Designations), a holder of Series A Convertible Preferred Stock will receive an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid Dividends thereon or (ii) the amount that such holder would receive if such holder converted all of its shares of Series A Convertible Preferred Stock into Common Stock immediately prior to such liquidation, dissolution or winding up. If, upon any such liquidation, dissolution or winding up, the assets and funds available for distribution among the Holders of the Series A Convertible Preferred Stock will be insufficient to permit the payment to such holders of the full preferential amount aforesaid, then the entire assets and funds of the Company legally available for distribution will be distributed ratably among the holders of the Series A Convertible Preferred Stock in proportion to the amount that each such holder is entitled to receive.

The conversion price in effect on any conversion date will be equal to 90% of the average of the two lowest volume-weighted average prices (the “VWAP”) of the Common Stock on the Nasdaq Stock Market (or such other national securities exchange on which the Common Stock is then listed) for the five Trading Days immediately preceding the date of the conversion notice delivered by the holder of Series A Preferred Stock (the “Conversion Notice Date”), with such VWAP and resulting Conversion Price being subject to equitable adjustments for any stock splits or combinations occurring with respect to the Common Stock during such measurement period.

Holders of Series A Convertible Preferred Stock may not convert their shares into Common Stock if such conversion would result in beneficial ownership exceeding 4.99% of the Company’s outstanding Common Stock. This limit may be increased to up to 9.99% (or 19.9% in certain cases) with advance written notice, subject to conditions. Conversions are also limited by the Exchange Cap under stock exchange rules. The Company may not issue shares above this cap without stockholder approval. Each holder is subject to a pro rata share of this cap, which transfers with the Series A Convertible Preferred Stock.

Equity Purchase Agreement

On June 30, 2025, the Company and the Investor also entered into an Equity Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company has the right, but not the obligation, to direct Investor, at any time and from time to time during the Commitment Period (as hereinafter defined) as provided in the Purchase Agreement, to purchase up to $25,000,000 (the “Maximum Commitment Amount”) in aggregate gross purchase price of newly issued fully paid shares of the Company’s Common Stock (the “Advance Shares”). The “Commitment Period” means, subject to the terms and conditions of the Purchase Agreement, the period commencing on June 30, 2025 and ending on the earlier of (i) the date on which the Investor shall have purchased Advance Shares equal to the Maximum Commitment Amount, (ii) June 30, 2027, (iii) written notice of termination by the Company to the Investor, (iv) the ELOC Registration Statement is no longer effective after the initial effective date of the ELOC Registration Statement, or (v) the date that the Company commences a voluntary bankruptcy case, a bankruptcy proceeding is commenced against the Company, a custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a notice (the “Advance Notice”) from time to time, to purchase Advance Shares (i) in a minimum amount not less than $25,000 (calculated based on 96% of the volume-weighted average price (“VWAP”) of the Company’s Common Stock on the trading day immediately preceding the date during the Commitment Period that an Advance Notice is deemed delivered (the “Advance Date”), and (ii) in a maximum amount up to the lesser of (a) $500,000, or (b) 50% of the average daily trading value of the Common Stock during the seven trading days immediately preceding the respective Advance Date (excluding the single highest volume trading day and the single lowest volume trading day from such calculation) multiplied by the lowest VWAP of the Common Stock during the seven trading days immediately preceding the respective Advance Date (each, an “Advance”). Each Advance is subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement.

The Company also agreed to pay the Investor a commitment fee equal to $250,000 worth of shares of Common Stock (“ELOC Commitment Shares”), with the number of ELOC Commitment Shares to be issued being determined based on the Nasdaq official closing price of the Common Stock on June 27, 2025, the trading day immediately prior to the effective date of the Purchase Agreement, in consideration for the Investor’s entry into the Purchase Agreement.

Pursuant to the terms of the Purchase Agreement, the Company agreed that it will not without the prior written consent of the Investor, enter into an “Equity Line of Credit” or a “Variable Rate Transaction,” as such terms are defined in the Purchase Agreement. The Investor agreed not to engage in any short sale or hedging transactions with respect to the Common Stock during the term of the Purchase Agreement. The Company may terminate the Purchase Agreement at any time by written notice to the Investor at least five trading days in advance; provided that there are no outstanding Advance Notices. The Company and the Investor may also terminate the Purchase Agreement at any time by mutual written consent. In addition, the Purchase Agreement will automatically terminate at the end of the Commitment Period.

The number of Advance Shares then to be purchased by the Investor may not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable pursuant to an Advance Notice.

The Purchase Agreement further provides that the Company may not issue or sell to the Investor any Advance Shares or ELOC Commitment Shares under the Purchase Agreement in excess of 19.99% of the Company’s issued and outstanding Common Stock on June 30, 2025 (equal to 4,412,859 shares of Common Stock) until stockholder approval satisfying the requirements of Nasdaq Stock Market (“Nasdaq”) Rule 5635(d) has been obtained and is in effect.

The foregoing is a summary description of certain terms of the Purchase Agreement. This summary is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached to this Information Statement as Appendix C.

Effect on Current Stockholders

The issuance of shares of Common Stock upon conversion of the Series A Convertible Preferred Stock will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

The Certificate of Designations provides that the holder is prohibited from converting the Series A Convertible Preferred Stock to the extent the holder would beneficially own more than 4.99% of the Company’s outstanding shares of Common Stock after such conversion.

Unlike Nasdaq Listing Rule 5635(d), which limits the aggregate number of shares the Company may issue to the holder of the Series A Convertible Preferred Stock, this beneficial ownership limitation limits the number of shares the holder may beneficially own at any one time. Consequently, the number of shares the holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. In addition, the holder may sell some or all of the shares it receives upon conversion of the Series A Convertible Preferred Stock, permitting it to acquire additional shares in compliance with the beneficial ownership limitation.

The issuance of shares of Common Stock under the Purchase Agreement, conversion of all of the Series A Convertible Preferred Stock into Common Stock and combined with the Common Stock owned by the Investor, may be deemed a change of control requiring stockholder approval under Nasdaq Listing Rule 5635(b). This concentration of share ownership could limit trading activity in the Company’s Common Stock and make it more difficult for stockholders to sell the Common Stock at prevailing market prices or at all.

Additionally, so long as the Investor hold a significant amount of our voting power, they will have significant influence over the outcome of all matters requiring stockholder approval, and they may vote their shares in a manner that may conflict with our interest or those of our other stockholders.

Stockholder Approval

The Common Stock is listed on The Nasdaq Capital Market, and, as such, the Company is subject to the Nasdaq Listing Rules.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In addition, Nasdaq Listing Rule 5635(b) generally requires an issuer to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control. Pursuant to applicable Nasdaq guidance, a change of control may generally be deemed to occur when an investor would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. However, in determining if a change of control has occurred (and stockholder approval is required), Nasdaq will consider all circumstances concerning the transaction and may determine that a change of control has occurred even if the number of shares of common stock or voting power that an investor has a right to acquire is less than 20%. The potential issuance of the Common Stock underlying the Series A Convertible Preferred Stock plus the shares of Common Stock that may be issued to the Investor pursuant to the Purchase Agreement (hereinafter defined) could result in a “change of control” for purposes of Nasdaq Listing Rule 5635(b).

The Board has determined that the ability to issue Common Stock pursuant to the SPA, Purchase Agreement and Certificate of Designations are in the best interests of the Company and its stockholders in order to comply with the terms of the SPA, Purchase Agreement and conversion of Series A Convertible Preferred Stock and to receive the benefits of the purchase of the Common Stock pursuant to the terms thereof.

Obtaining stockholder approval from the Majority Stockholders means the Company is no longer bound by Nasdaq Listing Rules 5635(b)’s and 5635(d)’s restrictions on the number or shares of Common Stock the Company is able to issue pursuant to the SPA, Purchase Agreement and conversion of Series A Convertible Preferred Stock.

Each additional share of Common Stock that would be issuable under the SPA, Purchase Agreement and conversion of Series A Convertible Preferred Stock would have the same rights and privileges as each of the Company’s currently authorized shares of Common Stock.

ITEM 2 — AMENDMENT OF ARTICLES TO EFFECTUATE REVERSE SPLIT

On June 30, 2025, the Board unanimously approved and declared advisable an amendment to the Certificate to combine the outstanding shares of Common Stock into a lesser number of outstanding shares (“Reverse Split”). On June 30, 2025, the Majority Stockholders approved the Reverse Split, as well. Such approval authorizes the amendment of the Certificate to effectuate the Reverse Split at a ratio of no less than 1-for-2 and no more than 1-for-30, with such ratio to be determined at the sole discretion of the Board, with any fractional shares being rounded up to the nearest whole share. A copy of the proposed Certificate amendment effectuating the Reverse Split is attached hereto as Appendix D.

The effective date of the Reverse Split will be determined at the sole discretion of the Board; provided, however, that in no event will the Reverse Split be effectuated prior to the date that is 20 calendar days after the mailing of this Information Statement. The effective date of the Reverse Split will be publicly announced by the Company. The Board may determine, in its sole discretion, not to effectuate the Reverse Split and not to file any amendment to the Certificate.

If the Reverse Split is effectuated, then, except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the then-outstanding shares of Common Stock immediately following the Reverse Split that such stockholder held immediately prior to the Reverse Split. The par value of the Company’s Common Stock will remain unchanged. No fractional shares of Common Stock will be issued as a result of the Reverse Split.

If the Board elects to effectuate the Reverse Split, the Company will file an amendment to the Certificate with the Delaware Secretary of State that sets forth the Reverse Split ratio as determined by the Board. The Reverse Split Certificate amendment will be effective immediately upon filing with the Delaware Secretary of State or such later time as is set forth therein. The Board also may determine in its discretion to abandon such an amendment, and to not effectuate the Reverse Split.

Background and Reasons for the Reverse Split

Our Board of Directors’ primary reasons for approving and recommending the Reverse Split is to make the Common Stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price of the Company’s Common Stock to regain compliance with the continued listing requirements of the Nasdaq.

The Company believes that the current market price of its Common Stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. The Company believes that the Reverse Split will make the Common Stock a more attractive and cost-effective investment for many investors, which should enhance the liquidity available to the holders of the Common Stock. Accordingly, the Board believes that approval of the Reverse Split is in the Company’s and its stockholders’ best interests.

However, despite implementation of the Reverse Split by the Board, there is no assurance that the price of the Common Stock would be, or remain, following the Reverse Split at a level high enough to enable the Company to comply with the continued listing requirements of the Nasdaq or to attract capital investment in the Company.

Reducing the number of outstanding shares of the Common Stock through the Reverse Split is intended, absent other factors, to increase the per share market price of the Common Stock. However, other factors, such as the Company’s financial results, general market conditions and the market perception of the Company, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Split or that the market price of the Common Stock will not decrease in the future. Additionally, the Company cannot assure you that the market price per share of the Common Stock after the Reverse Split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Split. Accordingly, the total market capitalization of the Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

Board Discretion to Implement the Reverse Split

The Board believes that the Reverse Split is in the best interests of the Company’s stockholders because it provides the Board and the Company with the flexibility to achieve the desired results of the Reverse Split and because it is not possible to predict market conditions at the time the Reverse Split is implemented. If the Board determines to proceed with the Reverse Split, the Board will select the ratio for the Reverse Split within the range approved by the Majority Stockholders that the Board determines to be advisable and in the best interests of the stockholders, considering relevant market conditions at the time the Reverse Split is to be implemented. The factors that the Board may consider in determining the Reverse Split ratio include, but are not limited to, the following:

•        The historical and projected trading price and trading volume of the Common Stock;

•        General economic and other related conditions prevailing in the Company’s industry and in the marketplace; and

•        The Company’s ability to meet the continued listing standards of the Nasdaq, including a minimum share price.

The Board intends to select the Reverse Split ratio that it believes will be most likely to achieve the anticipated benefits of the Reverse Split described above. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the implementation of the Reverse Split, the Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

Certain Risks and Potential Disadvantages Associated with the Reverse Split

The Company cannot assure you that the proposed Reverse Split will increase the price of the Company’s Common Stock.

The Company expects that the Reverse Split will increase the per share trading price of the Company’s Common Stock. However, the effect of the Reverse Split on the per share trading price of the Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. It is possible that the per share trading price of the Common Stock after the Reverse Split will not increase in the same proportion as the reduction in the number of the outstanding shares of Common Stock following the Reverse Split. In addition, although the Company believes the Reverse Split may enhance the marketability of its Common Stock to certain potential investors, the Company cannot assure you that, if implemented, its Common Stock will be more attractive to investors. Even if the Company implements the Reverse Split, the per share trading price of its Common Stock may decrease due to factors unrelated to the Reverse Split, including the future performance of the Company. If the Reverse Split is consummated and the per share trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Split. Despite approval of the Reverse Split by the Company’s Majority Stockholders and the implementation thereof by the Board, there is no assurance that the price of the Common Stock would be, or remain, following the Reverse Split at a level high enough to enable the Company to comply with the continued listing standards of the Nasdaq including, but not limited to, any minimum share price requirement or to attract capital investment in the Company.

The Reverse Split may decrease the liquidity of the Company’s Common Stock and result in higher transaction costs.

The liquidity of the Company’s Common Stock may be negatively impacted by the Reverse Split, given the reduced number of shares that will be outstanding after the Reverse Split, particularly if the per share trading price does not increase as a result of the Reverse Split. In addition, if the Reverse Split is implemented, it may increase the number of the Company’s stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the Reverse Split may not result in increasing the marketability of the Company’s Common Stock.

Effects of the Reverse Split

General

The principal effect of the Reverse Split, if implemented by the Board, would be to proportionately decrease the number of issued and outstanding shares of the Company’s Common Stock based on the ratio selected by the Board, which will result in each stockholder owning a reduced number of shares of Common Stock after the effective date of the Reverse Split. The actual number of shares issued and outstanding and ultimately owned by each stockholder after giving effect to the Reverse Split, if implemented, would depend on the ratio for the Reverse Split that is ultimately determined by the Board. The Reverse Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except that, as described below under “Mechanics of the Reverse Split-Fractional Shares,” In addition, the Reverse Split would not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares.

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Split, the Company’s Common Stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify the Common Stock.

Effect on Capital Stock

The Reverse Split will have no impact on the total authorized number of shares of Common Stock or preferred stock, or the par value of the Common Stock or preferred stock.

Accounting Matters

As a result of the Reverse Split, at the effective time of the Reverse Split, the stated capital on the Company’s balance sheet attributable to the Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the Reverse Split ratio chosen by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged. The historical earnings or loss per share of Common Stock reported in all financial reports published after the effective date of the Reverse Split will be restated to reflect the proportionate decrease in the number of outstanding shares of Common Stock for all periods presented so that the results are comparable.

Mechanics of the Reverse Split

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional shares will be rounded to the nearest whole share of Common Stock. In any event, cash will not be paid for fractional shares.

Upon the effectiveness of the Reverse Split, the Company intends to treat shares of Common Stock held by stockholders in “street name,” through a bank, broker, or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers, or other nominees will be instructed to effectuate the Reverse Split for their beneficial holders holding the Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If a stockholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, or other nominee.

Effective Time

The effective time of the Reverse Split, if the Reverse Split is implemented at the direction of the Board, will be the date and time that the Reverse Split Certificate amendment effectuating Reverse Split with the ratio selected by the Board is filed with the Delaware Secretary of State or such later time as is specified therein. In no event will the Reverse Split be effectuated prior to the date that is 20 calendar days after the mailing of this information statement.

The exact timing of the Reverse Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Reverse Split may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Reverse Split, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Reverse Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Split that may be relevant to stockholders for U.S. federal income tax purposes. This summary is based upon the provisions of the Code, Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this proxy statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders of the Company’s Common Stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of Common Stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, or any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Board intends the Reverse Split to be treated as a “recapitalization” under Section 368(a)(1)(E) of the Code, although no assurances are provided in this regard. In such case, the Company should not recognize gain or loss in connection with the Reverse Split. Also, a U.S. Holder generally should not recognize gain or loss upon the Reverse Split. A U.S. Holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. Holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Holders of shares of Common Stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of the Effective Date, by each of the Company’s directors, nominees for director, and named executive officers; all executive officers and directors as a group; and each person known to the Company to own beneficially more than 5% of the Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

Name and Address of Beneficial Owner	Number and Nature of Shares Beneficially Owned(1)	Percentage of Outstanding Common Stock
Directors and Executive Officers:
Sumitaka Yamamoto	10,658,823	45.72%
Keisuke Kuno	72,512	*
Kimio Hosaka	112,568	*
Prakash Sadasivam	2,500,000	10.72%
Ferdinand Groenewald	—	—
Heather Marie Neville	—	—
Koji Sato	—	—
All executive officers and directors as a group (9 persons)(2)	13,375,063	57.38%

Other 5% Stockholders:
Daishin Yasui	2,201,756	9.45%
Crom Structured Opportunities Fund I, LP	1,235,437	5.30%

____________

*        Less than 1%.

(1)      The percentages in the table have been calculated based on 22,075,333 shares of Common Stock outstanding on June 30, 2025. To calculate a stockholder’s percentage of beneficial ownership, included in the numerator and denominator is the Common Stock outstanding and all shares of Common Stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of June 30, 2025. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among stockholders may differ. Unless indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.

(2)      Includes shares beneficially owned by the directors and named executive officers listed above, as well as (i) 250 shares beneficially owned by Rika Hozumi, Chief Human Resources Officer, and (ii) 30,910 shares beneficially owned by Qizhi Gao, Chief Financial Officer. Does not include 1,621 unvested shares of common stock held by Mr. Gao that will vest on February 9, 2026.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing the Company’s expectations or beliefs regarding the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the Company’s control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this Information Statement and in the Company’s other filings with the SEC.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of its stockholders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders sharing an address and receiving a single copy may send a request to receive separate copies of information statements, annual reports, and proxy statements to their broker or, if a stockholder is a direct holder of our securities, they should submit a written request to out transfer agent, Transhare Corporation, Bayside Center 1, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764. You may also contact the Company at HeartCore Enterprises, Inc., Attention: Corporate Secretary, 1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan, or call +81-3-6409-6966. Upon written or oral request directed to the Company at the address or phone number listed above, the Company will deliver promptly a separate copy of the materials.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports and other documents with the United States Securities and Exchange Commission (the “Commission”). These reports contain additional information about HeartCore Enterprises, Inc. and are made available electronically to the public at the Commission’s website located at www.sec.gov.

This Information Statement is first being mailed on or about July [    ], 2025 to the Company’s stockholders of record as of the Record Date. In no event will the Corporate Actions be effectuated prior to the date that is 20 days after the Information Statement is mailed to stockholders of record. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the effective date(s) of the Corporate Actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,
/s/ Sumitaka Yamamoto
Sumitaka Yamamoto
Chief Executive Officer
HeartCore Enterprises, Inc.
July [ ], 2025

APPENDIX A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is entered into and effective as of June 30, 2025 (the “Closing Date”), by and between HeartCore Enterprises, Inc., a Delaware corporation (the “Company”), and Crom Structured Opportunities Fund I, LP, a Delaware limited partnership (the “Purchaser”).

RECITALS

A.     The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to Purchaser, and Purchaser shall purchase from the Company, from time to time as provided herein, 2,000 Preferred Shares (as defined below) at a purchase price equal to $1,000 per share of Series A Convertible Preferred Stock ($2,000,000 in the aggregate), with each such Preferred Share having a stated value of $1,100; and

B.      The offer and sale of the Preferred Shares provided for herein are being made without registration under the Securities Act, in reliance upon the provisions of Section 4(a)(2) of the Securities Act and such other exemptions from the registration requirements of the Securities Act as may be available with respect to any or all of the purchases of Preferred Shares to be made hereunder.

AGREEMENT

In consideration of the premises, the mutual provisions of this Agreement, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Company and Purchaser agree as follows:

Article I.            DEFINITIONS

Section 1.01        Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Article I:

(a)         “Action” shall have the meaning ascribed to such term in Section 3.01(t).

(b)         “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to Purchaser, without limitation, any Person owning, owned by, or under common ownership with Purchaser, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Purchaser will be deemed to be an Affiliate.

(c)         “Board of Directors” means the board of directors of the Company.

(d)         “Certificate” means the Certificate of Designations of Rights and Preferences of Series A Convertible Preferred Stock in the form attached hereto as Exhibit A.

(e)         “Closing” shall have the meaning ascribed to such term in Section 2.03(a).

(f)          “Closing Date” has the meaning set forth in the introductory paragraph hereof.

(g)         “Code” means the Internal Revenue Code of 1986, as amended.

(h)         “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

(i)          “Common Stock Equivalents” means any securities of the Company or any of its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(j)          “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(k)         “Contracts” means any and all contracts, agreements, commitment, franchises, understandings, arrangements, leases, licenses, registrations, authorizations, easements, servitudes, rights of way, mortgages, bonds, notes, guaranties, Encumbrances, evidence of indebtedness, approvals or other instruments or undertakings to which such person is a party or to which or by which such person or the property of such person is subject or bound, whether written or oral and whether or not entered into in the ordinary and usual course of the Person’s business, excluding any Permits, provided that each such Contract shall provide for the payment of no less than $100,000.

(l)          “Conversion Shares” means the shares of Common Stock into which the Preferred Shares are convertible in accordance with the Certificate.

(m)        “Disclosure Schedules” means the disclosure schedules of the Company delivered concurrently herewith and incorporated herein by reference. The Disclosure Schedules shall contain no material non-public information.

(n)         “Disqualification Event” shall have the meaning ascribed to such term in Section 3.01(aa).

(o)         “DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

(p)         “Encumbrances” means any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(q)         “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(r)         “Exchange Cap” shall mean that number of shares of Common Stock or Common Stock Equivalents pursuant to this Agreement and the other Transaction Documents to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued as well as permitted to vote or be converted pursuant to this Agreement and such Transaction Documents would not exceed 19.99% of the Company’s outstanding shares of Common Stock as of the Closing Date.

(s)          “Exempt Issuance” means the issuance of (a) Common Stock or options or other equity awards to employees, officers, consultants, or directors of the Company, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities in full or partial consideration in connection with a bona fide strategic merger, acquisition, consolidation or purchase of all or substantially all of the securities or assets of a corporation or other entity, so long as such issuance is not for the primary purpose of raising capital by the Company; (c) securities in connection with a bona fide strategic license agreement, sponsored research agreement, collaboration agreement, development agreement, marketing or distribution agreement, or other bona fide partnering arrangement, so long as such issuance is not for the primary purpose of raising capital by the Company, (d) securities issued upon the exercise or exchange of or conversion of any Securities issued under the Transaction Documents and/or other securities exercisable or exchangeable for or convertible into Common Stock issued and outstanding on the Closing Date, provided that such securities have not been amended since the Closing Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities, and (e) shares of Common Stock or Common Stock Equivalents issuable as set forth in Section 1.01(s) of the Disclosure Schedules.

(t)          “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

(u)         “FINRA” means the Financial Industry Regulatory Authority, Inc.

(v)         “Fundamental Transaction” has the meaning set forth in the Certificate.

(w)        “GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

(x)         “Governmental Authority” means any nation or country (including but not limited to the United States) and any commonwealth, territory or possession thereof and any government or governmental or regulatory, legislative, executive authority thereof, or commission, department or political subdivision thereof, whether federal, state, regional, municipal, local or foreign, or any department, board, bureau, agency, instrumentality or authority thereof, or any court or arbitrator (public or private), including, but not limited to, the SEC and FINRA.

(y)         “Indebtedness” shall have the meaning ascribed to such term in Section 3.01(x).

(z)         “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.01(ff)(i).

(aa)       “Issuable Shares” means the Preferred Shares, the Conversion Shares and the Investor Shares.

(bb)       “Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.01(aa).

(cc)        “Investor Shares” has the meaning set forth in Section 2.02.

(dd)       “Knowledge” means, with respect to any Person, (x) such Person is actually aware of such fact or matter or (y) such Person should reasonably have been expected to discover or otherwise become aware of such fact or matter after reasonable investigation, and for purposes hereof it shall be assumed that such Person has conducted a reasonable investigation of the accuracy of the representations and warranties set forth herein.

(ee)        “Legal Requirement” means any federal, state, local, municipal, foreign, multi-national or other law, common law, statute, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Authority.

(ff)         “Legend Removal Date” shall have the meaning ascribed to such term in Section 4.01(c).

(gg)       “Liability” means any liability, obligation or indebtedness of whatever kind or nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

(hh)       “Liens” means any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(ii)         “Material Adverse Effect” means any material adverse effect on (i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

(jj)         “Material Agreement” means any material loan agreement, material financing agreement, material equity investment agreement or material securities instrument to which Company is a party, any agreement or instrument to which Company and Purchaser or any Affiliate of the Purchaser is a party, and any other material agreement listed, or required to be listed, on any of Company’s reports filed or required to be filed with the SEC, including without limitation Forms 10-K, 10-Q and 8-K.

(kk)       “Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.01(ii).

(ll)         “OFAC” shall have the meaning ascribed to such term in Section 3.01(hh).

(mm)     “Order” means any order, writ, assessment, decision, injunction, decree, ruling, or judgment of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent.

(nn)       “Permits” means any and all permits, rights, approvals, licenses, authorizations, legal status, orders or Contracts under any Legal Requirement or otherwise granted by any Governmental Authority.

(oo)       “Permitted Liens” means the individual and collective reference to the following: (a) Liens for Taxes, assessments and other governmental charges or levies not yet due or Liens for Taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; and (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature that are not past due, in each case in the ordinary course of business, but excluding any contract for the payment of money.

(pp)       “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(qq)       “Placement Agent” means Moody Capital Solutions, Inc.

(rr)        “Preferred Shares” means the shares of Series A Convertible Preferred Stock being issued and sold to the Purchaser by the Company hereunder.

(ss)        “Principal Market” means the NASDAQ Capital Market.

(tt)         “Principal Market Rules” means the rules and regulations of the Principal Market.

(uu)       “Properties” means any and all properties and assets (real, personal or mixed, tangible or intangible) owned or used by the Company.

(vv)       “Purchase Price” means $2,000,000.

(ww)     “Registration Rights Agreement” means that certain Registration Rights Agreement, between the Company and the Purchaser, dated as of the Closing Date, in the form attached hereto as Exhibit B.

(xx)       “Registration Statement” has the meaning set forth in the Registration Rights Agreement.

(yy)       “Required Approvals” means the Stockholder Approval and any other approvals that may be required hereunder.

(zz)        “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect.

(aaa)     “SEC” means the United States Securities and Exchange Commission.

(bbb)     “SEC Documents” has the meaning set forth in Section 3.01(g).

(ccc)      “Securities” means the Issuable Shares.

(ddd)     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(eee)      “Series A Preferred Stock” means shares of Series A Convertible Preferred Stock, $0.0001 par value per share, issuable pursuant to the Certificate.

(fff)       “Shareholder Consent” shall mean a written consent of a stockholders of the Company constituting the Stockholder Approval.

(ggg)     “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Principal Market Rules (or the applicable rules and regulations of any successor entity) from the stockholders of the Company with respect to the transactions contemplated by this Agreement and the other Transaction Documents, including the issuance of Conversion Shares and Investor Shares in excess of the Exchange Cap pursuant to this Agreement and such Transaction Documents.

(hhh)     “Subsidiary” means any Person the Company owns or controls, or in which the Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

(iii)        “Tax” means any and all taxes, charges, fees, levies or other assessments, including, without limitation, local and/or foreign income, net worth, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, share capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, service, service use, transfer, registration, recording, ad-valorem, value-added, alternative or add-on minimum, estimated, or other taxes, assessments or charges of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

(jjj)       “Tax Return” means any federal, state, local and foreign tax return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

(kkk)     “Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.

(lll)        “Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

(mmm) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, OTCQB, OTCQX, or the OTC Pink (or any successors to any of the foregoing). Notwithstanding the foregoing, term “Trading Market” shall only include the OTC Pink for any interim period of time required upon the Company’s delisting from any other Trading Market provided that the Company shall be required to use its commercially reasonable efforts to list its Common Stock for trading or quotation on another Trading Market (excluding the OTC Pink) promptly upon such delisting and the failure to do so shall constitute a default under the terms of this Agreement and the other Transaction Documents.

(nnn)     “Transaction Documents” means this Agreement, the Certificate, the Registration Rights Agreement, the Transfer Agent Instruction Letter and the other agreements and documents referenced herein, and the exhibits and schedules hereto and thereto.

(ooo)     “Transfer Agent” means Transhare Corporation, with a mailing address of Bayside Center 1, 17755 US Highway 19 N, Suite 140, Clearwater, Florida 33764, the current transfer agent of the Company and any successor transfer agent of the Company.

(ppp)     “Transfer Agent Instruction Letter” means the letter from the Company to the Transfer Agent which instructs the Transfer Agent to reserve the Conversion Shares pursuant to the Transaction Documents in the form attached hereto as Exhibit C.

(qqq)     “Triggering Event” shall have the meaning provided in the Certificate.

(rrr)      “Variable Rate Transaction” means a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, and provided that any issuance of any such debt or equity securities to Purchaser or any affiliates of Purchaser pursuant to any agreement between the Company and Purchaser and/or such affiliates, shall not constitute a Variable Rate Transaction.

(sss)       “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. or QuoteMedia, Inc. and/or its affiliated services, such as QuoteStream (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (or 4:02 p.m. if such service includes trades conducted during trading hours but reported immediately thereafter) (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on the OTC Pink Marketplace maintained by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Article II.            PURCHASE AND SALE

Section 2.01        Agreement to Purchase. Subject to the terms and conditions herein, the Company hereby agrees to issue and sell to the Purchaser and the Purchaser hereby agrees to purchase from the Company, an aggregate of 2,000 Preferred Shares in accordance with Section 2.03 and, in consideration for the Preferred Shares, the Purchaser agrees to pay to the Company at the Closing the Purchase Price.

Section 2.02        Investor Shares to be Issued to Purchaser: At the Closing, for no additional consideration, Purchaser shall be issued seven hundred fifty thousand (750,000) shares of Common Stock (the “Investor Shares”).

Section 2.03        The Closing.

(a)       The Closing. The purchase of the Preferred Shares hereunder (the “Closing”) shall occur on the Closing Date immediately following the execution of this Agreement.

(b)       Actions and Documents to be Delivered at the Closing by the Company. At the Closing, the Company shall:

(i)     deliver to Purchaser a certificate, in the form previously provided to the Company by the Purchaser, executed by the Secretary of the Company and dated as of the Closing Date, as to (A) the resolutions as adopted by the Board of Directors authorizing the entering into the Transaction Documents and the transactions envisioned thereby, which resolutions shall have remained in full force and effect, (B) the Certificate of Incorporation of the Company (reflecting the filed Certificate) as in effect at the Closing and (D) the Bylaws of the Company as in effect at the Closing; and (E) attaching a certificate evidencing the formation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) days of the Closing Date;

(ii)    Record the Purchaser as the record holder of the Preferred Shares purchased by the Purchaser in the books and records of the Company;

(iii)   Deliver to Purchaser a book-entry statement from the Transfer Agent or executed direction showing the Investor Shares registered in the name of the Investor;

(iv)   Deliver to the Purchaser, the Registration Rights Agreement, duly executed by the Company;

(v)    Deliver to the Purchaser the Transfer Agent Instruction Letter duly executed by the Transfer Agent and the Company;

(vi)   Deliver to the Purchaser the duly executed Shareholder Consent;

(vii)  Deliver to the Purchaser an opinion of counsel to the Company in a form acceptable to the Purchaser; and

(viii) Deliver to the Purchaser all documents, instruments and other writings required to be delivered by the Company to Purchaser on or before the Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein.

(c)       Actions and Documents to be Delivered at the Closing by the Purchaser. At the Closing, the Purchaser shall:

(i)     Pay the Purchase Price to the Company, via wire transfer in immediately available funds, pursuant to wire instructions provided by the Company to the Purchaser;

(ii)    Deliver to the Company the Registration Rights Agreement, duly executed by the Purchaser; and

(iii)   Deliver to the Company all documents, instruments and other writings required to be delivered by the Purchaser to the Company on or before the Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein.

Article III.            REPRESENTATIONS AND WARRANTIES

Section 3.01        Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules, which shall be deemed a part hereof and which shall not contain any material non-public information, the Company hereby represents and warrants to, and as applicable covenants with, the Purchaser as of the Closing Date and as of the Closing Date:

(a)       Organization and Qualification. The Company and each of the Subsidiaries of the Company, as listed in Section 3.01(a) of the Disclosure Schedules, is an entity duly organized, validly existing and in good standing under the laws of its state of incorporation or formation. The Company and each of its Subsidiaries is duly qualified to do business, and is in good standing in the states required due to (i) the ownership or lease of real or personal property for use in the operation of the Company’s business or (ii) the nature of the business conducted by the Company, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its Subsidiaries has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby, subject to the Required Approvals. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents on or prior to the Closing, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company’s obligations under this Agreement and the other Transaction Documents on or prior to the Closing have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a party as of the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party as the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law). All of the Subsidiaries and the Company’s ownership interests therein are set forth in Section 3.01(a) of the Disclosure Schedules. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens except Permitted Liens, and subject to the Required Approvals, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)       Authority. Subject to Stockholder Approval, the Company has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, have been duly authorized by the Board of Directors and no further filing, consent, or authorization (other than a Form D with the SEC and any other filings as may be required by any state securities agencies, a Form 8-K, the Registration Statement and the applicable Stockholder Approval and notification regarding the listing of additional shares) is required by the Company, the Board of Directors or the Company’s stockholders.

(c)       Capitalization. The capitalization of the Company is as set forth in Section 3.01(c) of the Disclosure Schedules. Upon the filing of the Certificate with the Secretary of State of the Company’s jurisdiction of incorporation, with respect to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, all Preferred Shares will rank senior to all of the Company’s Common Stock and all other existing capital stock of the Company. As of the Closing Date, the Company has reserved from its duly authorized capital stock 16,000,000 shares of Common Stock for issuance as Conversion Shares. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. Except as disclosed in SEC Documents: (i) none of the Company’s or any Subsidiary’s share capital is subject to preemptive rights or any other similar rights or any liens or Encumbrances suffered or permitted by the Company or any subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional share capital of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries has any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.

(d)       Consents. Except as set forth herein, in the SEC Documents, neither the Company nor any of its Subsidiaries is required to obtain any consent from, authorization or order of, or make any filing (other than a Form 8-K, Stockholder Approval, the Registration Statement and the applicable notification regarding the listing of additional shares) or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings (other than a Form 8-K, Stockholder Approval and the applicable notification regarding the listing of additional shares) and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might prevent the Company or any of its subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. As of the Closing Date, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(e)       Conflicts; Non-Contravention; No Violations. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (A) result in a violation of the Certificate of Incorporation (as defined above) or other organizational documents of the Company or any of its Subsidiaries, any share capital of the Company or any of its Subsidiaries or Bylaws (as defined above) of the Company or any of its Subsidiaries, (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree, including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (B) or (C) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(f)        Taxes Related to the Securities. On each date the Company issues Securities to the Purchaser, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Securities hereunder on such date will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(g)       SEC Documents; Financial Statements. The Company has, during the preceding 12 months, filed with the SEC all reports and other materials required to be filed by Section 13 or Section 15(d) of the Exchange Act, as applicable (all of the foregoing filed prior to the Closing Date and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). To the Knowledge of the Company, there is no event, pending event or threatened event that could result in the Company not filing with the SEC all reports and other materials required to be filed by Section 13 or Section 15(d) of the Exchange Act, as applicable, in compliance in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such filings.

(h)       No Material Non-Public Information. The Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the Transaction Documents or as otherwise disclosed in the Disclosure Schedules. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. To the Knowledge of the Company after reasonable inquiry, all disclosures provided to the Purchaser regarding the Company and its subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(i)        Valid Issuance of Issuable Shares. The issuance of each of the Preferred Shares, Conversion Shares and Investor Shares is duly authorized and, upon issuance in accordance with the terms of this Agreement and the Certificate, each will be validly issued, fully paid and non-assessable and free and clear of all liens, Encumbrances and rights of refusal of any kind, subject to Stockholder Approval.

(j)        Certain Fees. Except for fees payable by the Company to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.01(j) that may be due in connection with the transactions contemplated by the Transaction Documents as a result of any agreements of the Company.

(k)       Acknowledgement of Dilution. The Company acknowledges and agrees that (i) the issuance of the Issuable Shares pursuant to this Agreement may have a dilutive effect, which may be substantial, (ii) neither the Company nor any of the Company’s Affiliates has or will provide the Purchaser with any material non-public information regarding the Company or its securities other than as specifically required by the Transaction Documents, and (iii) the Purchaser has no obligation of confidentiality to the Company and may sell any of its Issuable Shares issued pursuant to this Agreement at any time but subject to compliance with applicable laws and regulations.

(l)        Status of the Purchaser. The Company acknowledges and agrees that with respect to this Agreement and the transactions contemplated hereby, (i) the Purchaser is acting solely in an arm’s length capacity, (ii) the Purchaser does not make and has not made any representations or warranties, other than those specifically set forth in the Transaction Documents, (iii) except as set forth in the Transaction Documents, the Company’s obligations hereunder are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim the Company may have against the Purchaser, (iv) the Purchaser has not and is not acting as a legal, financial, accounting or tax advisor to the Company, or agent or fiduciary of the Company, or in any similar capacity, and (v) any statement made by the Purchaser or any of the Purchaser’s representatives, agents or attorneys is not advice or a recommendation to the Company.

(m)      Listing and Maintenance Requirements; Principal Market Regulation.

(i)     The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as disclosed in the SEC Documents, the Company has not, in the twelve (12) months preceding the Closing Date, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(ii)    The Company shall file an information statement on Schedule 14C (the “Schedule 14C”) in respect of the Shareholder Consent with the SEC as soon as practicable following the Closing Date disclosing the approval therein of the transactions contemplated by this Agreement and the other Transaction Documents, including the issuance of Conversion Shares and Investor Shares in excess of the Exchange Cap pursuant to this Agreement and such Transaction Document and the authorization of the Company to conduct one or more reverse splits of the Common Stock in an aggregate ratio of up 30-1. The Company shall use its reasonable commercially reasonable efforts to promptly respond to any comments received by the SEC on the Schedule 14C.

(n)       Shell Company Status. The Company is not an issuer identified in, or subject to, Rule 144(i) under the Securities Act.

(o)       No Nasdaq Inquiries; Delisting. Except as disclosed in SEC Documents, the Company has not, in the 12 months preceding the Closing Date, received notice from any national securities exchange or automated quotation system on which the shares of Common Stock are listed or designated for quotation to the effect that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system.

(p)       SEC and Nasdaq Matters. The Company’s Common Stock is listed on the Principal Market (or traded on another exchange or market reasonably acceptable to the Purchaser). No suspension of trading of the Company’s Common Stock is in effect.

(q)       DTC Eligibility. The Company, through its Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (“FAST”) Program and utilizes DTC’s Deposit/Withdrawal at Custodian (“DWAC”) service, and the shares of Common Stock may be issued and transferred electronically to third parties via DTC’s DWAC service. The Company has not, in the 12 months preceding the Closing Date, received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the shares of Common Stock, or electronic trading or settlement services with respect to the shares of Common Stock are being imposed or are contemplated by DTC.

(r)       No Anti-Takeover Provisions. Until the earlier of the time that the Purchaser no longer beneficially owns any Issuable Shares, the Board of Directors of the Company shall not adopt any anti-takeover provision, including without limitation any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock, that would limit the ability of Purchaser to acquire or hold Issuable Shares in accordance with this Agreement, without the Purchaser’s written consent.

(s)       Blue Sky Matters. The Company shall take such action as the Purchaser shall reasonably determine is necessary in order to qualify the Securities issuable to the Purchaser hereunder under applicable securities or “blue sky” laws of the states of the United States for the issuance to the Purchaser hereunder and for resale by the Purchaser to the public (or to obtain an exemption from such qualification). Without limiting any other obligation of the Company hereunder, the Company shall timely make all filings and reports relating to the offer and issuance of such Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable state securities or “blue sky” laws), and the Company shall comply with all applicable federal, state, local and foreign laws, statutes, rules, regulations and the like relating to the offering and issuance of such Securities to the Purchaser.

(t)       Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties except as disclosed in the SEC Documents, or against or affecting the Company’s current or former officers or directors in their capacity as such, before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company that is likely to lead to action that can reasonably be expected to result in a Material Adverse Effect. There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(u)       No Defaults. Except as disclosed in SEC Documents, the Company is not in a default under, or has given to others any rights of termination, amendment, acceleration or cancellation of, any Material Agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party.

(v)       Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)      Tax Matters.

(i)     All Tax Returns required to be filed by or on behalf of the Company have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete and correct in all material respects. All Taxes payable by or on behalf of the Company (whether or not shown on any Tax Return) have been fully and timely paid. With respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due or owing, the Company has made due and sufficient accruals for such Taxes in the GAAP Financial Statements and in its books and records. All required estimated Tax payments sufficient to avoid any underpayment penalties or interest have been made by or on behalf of the Company. The Company has complied in all material respects with all applicable Legal Requirements relating to the payment and withholding of Taxes in connection with amounts paid or owing to any employee, independent contractor, creditor, equity owner or other third party and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Legal Requirements.

(ii)    The Company has not (i) requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed, (ii) granted any extension for the assessment or collection of Taxes, which Taxes have not since been paid, or (iii) granted to any Person any power of attorney that is currently in force with respect to any Tax matter. The Company is not a foreign person within the meaning of Sections 7701(a)(1) and 7701(a)(5) of the Code. The Company has never been a shareholder of any consolidated, combined, affiliated or unitary group of corporations for any Tax purposes. The Company is not a party to any Tax allocation or Tax sharing agreement nor has any liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Legal Requirement), as a transferee or successor, by contract, or otherwise.

(iii)   The Company has not made any payments, is not obligated to make any payments, or is not a party to any agreement that obligates it to make any payments that are not deductible under Section 280G of the Code. The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(a)(ii) of the Code.

(x)       Indebtedness and Other Contracts. Except as disclosed in the SEC Documents or as set forth in Section 3.01(x) of the Disclosure Schedules, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below) in excess of $100,000, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect,

(iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

(y)       Absence of Certain Changes. Other than as disclosed in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof) or condition (financial or otherwise) of the Company or any of its Subsidiaries. Except as disclosed in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, on a consolidated basis, are not as of the Closing Date, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.01(y), “Insolvent” means, with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total indebtedness, (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(z)       No Undisclosed Events, Liabilities, Developments or Circumstances. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in the SEC Documents, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) except as disclosed in the SEC Documents and set forth in Section 3.01(z) of the Disclosure Schedules, the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least two Trading Days prior to the date that this representation is made.

(aa)     No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the transactions contemplated hereby, nor, to the Knowledge of the Company, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(bb)    General Solicitation. None of the Company, any of its Affiliates or any person acting on behalf of the Company or such Affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(cc)     Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to ERISA, taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(dd)    Regulatory Permits. The Company and the Subsidiaries possess all approvals, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(ee)     Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property (if any) owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except as set forth in Section 3.01(ee) of the Disclosure Schedules and except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the

payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries is held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, or where the failure of a lease to be enforceable would not result in a Material Adverse Effect.

(ff)    Intellectual Property.

(i)     The term “Intellectual Property Rights” includes:

(A)    the name of the Company and each Subsidiary, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications of the Company and each Subsidiary (collectively, “Marks”);

(B)    all patents, patent applications, and inventions and discoveries that may be patentable of the Company and each Subsidiary (collectively, “Patents”);

(C)    all copyrights in both unpublished works and published works of the Company and each Subsidiary (collectively, “Copyrights”);

(D)    all rights in mask works of the Company and each Subsidiary (collectively, “Rights in Mask Works”); and

(E)    all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets”) owned, used, or licensed by the Company and each Subsidiary as licensee or licensor.

(ii)    Agreements. There are no outstanding and, to the Company’s Knowledge, no threatened disputes or disagreements with respect to any agreements relating to any Intellectual Property Rights to which the Company is a party or by which the Company is bound.

(iii)   Know-How Necessary for the Business. The Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted. The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Rights, except as set forth in Section 3.01(ff) of the Disclosure Schedules, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Rights. To the Company’s Knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

(iv)   Patents. The Company is the owner of, or has acquired the right and maintains the right to use, all right, title and interest in and to each of the Patents, free and clear of all Liens and other adverse claims. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company’s Knowledge: (1) there is no potentially interfering patent or patent application of any third party, and (2) no Patent is infringed or has been challenged or threatened in any way. To the Company’s Knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v)    Trademarks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and other adverse claims. All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and except as set forth in Section 3.01(ff) of the Disclosure Schedules are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s Knowledge, no such action is threatened with respect to any of the Marks. To the Company’s Knowledge: (1) there is no potentially interfering trademark or trademark application of any third party, and (2) no Mark is infringed or has been challenged or threatened in any way. To the Company’s Knowledge, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(vi)   Copyrights. The Company is the owner of all rights, title, and interest in and to each of the Copyrights, free and clear of all Liens and other adverse claims. All the Copyrights have been registered and are currently in compliance with formal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of the Closing. To the Company’s Knowledge, no Copyright is infringed or has been challenged or threatened in any way. To the Company’s Knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(vii)  Trade Secrets. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the Knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. The Company has good title and an absolute and exclusive right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to the Company’s Knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other the Company) or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

(gg)     Stock Option Plans. Each stock option granted by the Company under the stock option plan was granted (i) in accordance with the terms of such stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under any stock option plan has been backdated. Except as disclosed in the SEC Documents, the Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results.

(hh)     Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ii)       Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company or any Subsidiary, threatened.

(jj)      No Integrated Transaction. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.02, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of: (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable Stockholder Approval provisions of the Principal Market on which any of the securities of the Company are listed or designated.

(kk)    Application of Takeover Protections. The Company and the Board of Directors will, no later than five (5) Business Days prior to the Closing Date, have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(ll)       Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the Closing Date, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the Closing Date and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that, except as set forth in the SEC Documents: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Documents, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(mm)  Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the Purchase Price. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(nn)    Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the Closing Date taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

(oo)     Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, and the Company’s good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no Knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Section 3.01(oo) of the Disclosure Schedules sets forth as of the Closing Date all outstanding liens and secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. Except as disclosed on Section 3.01(oo) of the Disclosure Schedules, neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(pp)    Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the Knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(qq)    Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(rr)     Accountants and Lawyers. The Company’s independent registered public accounting firm is MaloneBailey, LLP. To the Knowledge and belief of the Company, such accounting firm: (i) is an independent registered public accounting firm and (ii) has expressed its opinion with respect to the financial statements included in the Company’s Annual Report for the fiscal year ended December 31, 2024. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(ss)      Material Agreements. Except for the Transaction Documents (with respect to clause (i) only) or as set forth in the SEC Documents or as would not be reasonably likely to have a Material Adverse Effect, (i) the Company and each of its Subsidiaries have performed all obligations required to be performed by them to date under any Material Agreement, (ii) neither the Company nor any of its Subsidiaries has received any notice of default under any Material Agreement and, (iii) to the best of the Company’s Knowledge, neither the Company nor any of its Subsidiaries is in default under any Material Agreement now in effect.

(tt)      Promotional Stock Activities. Neither the Company, its officers, its directors, nor any Affiliates or agents of the Company have engaged in any stock promotional activity that could reasonably be expected to give rise to a complaint, inquiry, or trading suspension by the SEC alleging (i) a violation of the anti-fraud provisions of the federal securities laws, (ii) violations of the anti-touting provisions, (iii) improper “gun-jumping; or (iv) promotion without proper disclosure of compensation.

(uu)    No “Off-balance Sheet Arrangements.” Other than as set forth in the SEC Documents, neither the Company nor any of its Affiliates is involved in any “Off-balance Sheet Arrangements”. For purposes hereof an “Off-balance Sheet Arrangement” means any transaction or contract to which an entity unconsolidated with the Company or any of its Affiliates is a party and under which either the Company or any such Affiliate has: (i) any obligation under a guarantee contract pursuant to which the Company or any of its Affiliates could be required to make payments to the guaranteed party, including any standby letter of credit, market value guarantee, performance guarantee, indemnification agreement, keep-well or other support agreement; (ii) any retained or contingent interest in assets transferred to such unconsolidated entity that serves as credit, liquidity or market risk support to the entity in respect of such assets; (iii) any variable interest held in such unconsolidated entity where such entity provides financing, liquidity, market risk or credit risk support to, or engages in leasing, hedging or research and development services with the Company of any of its Affiliates; and (iv) any liability or obligation of the same nature as those described in clauses (i) through (iii) of this sentence even if of a different name (whether absolute, accrued, contingent or otherwise) that would not be required to be reflected in the Company or any of its Affiliates’ financial statements.

(vv)     Full Disclosure. No representation or warranty by the Company in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to the Purchaser pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

Section 3.02        Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to, and as applicable covenants with, the Company as of the Closing Date and as of the Closing:

(a)       Authority. The Purchaser has all necessary corporate power and authority to execute and deliver the Transaction Documents, to perform its obligations hereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Transaction Documents by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby have been duly and validly authorized by its managing member, and no other company proceedings on the part of the Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement and the Transaction Documents have been duly validly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Company, constitute a legally valid and binding obligation of the Purchaser, each enforceable against the Purchaser in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally and subject to the effect of general principles of equity, whether considered in a proceeding in equity or at law).

(b)       No Conflict. None of the execution, delivery or performance of the Transaction Documents by the Purchaser, the consummation by the Purchaser of the transactions contemplated by this Agreement, or compliance by the Purchaser with any of the provisions of this Agreement will (with or without notice or lapse of time, or both): (a) conflict with or violate any provision of the organizational or governing documents of the Purchaser, or (b) assuming that all consents, approvals, authorizations and permits described in Section 3.01(d) have been obtained and all filings and notifications described in Section 3.01(d) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any law applicable to the Purchaser, except, with respect to clause (b), for any such conflicts, violations, consents, breaches, losses, defaults, other occurrences which, individually or in the aggregate, have not had a Material Adverse Effect on the ability of the Purchaser to perform its obligations hereunder.

(c)       Information in the Form 8-K and Registration Statement. The information supplied by the Purchaser in writing expressly for inclusion or incorporation by reference in the Form 8-K (as hereinafter defined), the Registration Statement, and any amendment thereof or supplement thereto, will not, on the date submitted to the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, that such information shall only consist of the name, address and other information that is required to be provided in the Form 8-K and Registration Statement for purposes of identifying the Purchaser and the number of securities of the Company beneficially owned by the Purchaser as of such date for inclusion the selling shareholder’s table in the Registration Statement.

(d)       No Litigation. There are no actions, suits, arbitrations, mediations, proceedings or claims pending or, to the Knowledge of the Purchaser, threatened against Purchaser that seeks to restrain or enjoin the consummation of the transactions contemplated hereby.

(e)       Securities Act Representations.

(i)     Restricted Shares. The Purchaser represents that it understands that except as provided herein or in the Registration Rights Agreement, the Securities to be sold to it pursuant to this Agreement will not be registered pursuant to the registration requirements of the Securities Act and that the resale of such Securities is subject to certain restrictions hereunder and under federal and state securities laws. The Purchaser represents that it is acquiring such Securities for its own account, not as a nominee or agent, and not with a view to the distribution thereof in violation of applicable securities laws. The Purchaser further represents that it has been advised and understands that to the extent such Securities have not been registered under the Securities Act, such Securities must be held indefinitely unless (i) the resale of such Securities has been registered under the Securities Act, (ii) a sale of such Securities is made in conformity with the holding period, volume and other limitations of Rule 144 promulgated by the SEC under the Securities Act, or (iii) in the opinion of counsel reasonably acceptable to the Company, some other exemption from registration is available with respect to any proposed sale, transfer or other disposition of such Securities.

(ii)    Legend. The Purchaser represents that it has been advised and understands that, subject to applicable securities laws, stop transfer instructions will be given to the Company’s Transfer Agent with respect to the Securities and that a legend, substantially in the form provided for in Section 3.02(f), setting forth the restrictions on transfer will be set forth on the certificates for the Issuable Shares or any substitutions therefor.

(iii)   Accredited Investor. The Purchaser is an “accredited investor (as such term is defined in Regulation D under the Securities Act).

(iv)   Affiliate Status. As of the Closing Date and during the 90 calendar days prior to the Closing Date, neither the Purchaser nor any Affiliate thereof is or was an officer, director, or 10% or more stockholder of the Company.

(v)    Certain Fees. Purchaser represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of any transaction contemplated by this Agreement and no additional consideration from the Purchaser was received or will be received by the Company for the Securities.

(vi)   Absence of Reliance. Purchaser understands and acknowledges that the issuance and transfer to it of the Securities has not been reviewed by the SEC or any state securities regulatory authority because such transaction is intended to be exempt from the registration requirements of the Securities Act, and applicable state securities laws. Purchaser understands that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

(vii)  Status of Purchaser. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of Purchaser’s investment in the Company through Purchaser’s acquisition of the Securities. The Purchaser is able to bear the economic risk of its investment in the Company through Purchaser’s acquisition of the Securities for an indefinite period of time. The Purchaser can afford a complete loss of such investment and has no need for liquidity in such investment. Purchaser acknowledges that it has prior investment experience and that it recognizes and fully understands the highly speculative nature of Purchaser’s investment in the Company pursuant to its acquisition of the Securities. The Purchaser acknowledges that it, either alone or together with its professional advisors, has the capacity to protect its own interests in connection with the transactions contemplated hereby.

(viii) No General Solicitation. The Purchaser represents and warrants that it was not induced to invest in the Company (pursuant to the issuance to it of the Securities) by any form of general solicitation or general advertising, including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including via the Internet) or broadcast over the news or radio or (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(ix)   Acknowledgement of Receipt of Information. The Purchaser has had an opportunity to ask questions and receive answers and materials, and to discuss the business of the Company and its subsidiaries and related matters, with certain key officers of the Company and its subsidiaries regarding the transactions contemplated hereby. The Purchaser hereby acknowledges and agrees that other than the Company’s representations and warranties set forth in Section 3.01, neither the Company nor any of its representatives makes or has made any representation or warranty, express or implied, at law or in equity, with respect to the business of the Company or any subsidiary thereof nor with respect to the Securities.

(f)     The Purchaser understands and agrees that the certificates for the Securities shall bear substantially the following legend:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(g)    Certificates evidencing Securities shall not be required to contain the legend set forth in Section 3.02(f) or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Purchaser’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Purchaser as may be required above in this Section 3.02(g), as directed by the Purchaser, either: (A) provided that the Company’s Transfer Agent is participating in the FAST Program and the Securities are Conversion Shares or Investor Shares, credit the aggregate number of Conversion Shares to which the Purchaser shall be entitled to the Purchaser’s or its designee’s balance account with DTC through its DWAC system or (B) if the Company’s Transfer Agent is not participating in the FAST Program, issue and deliver (via reputable overnight courier) to the Purchaser, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Purchaser or its designee. The Company shall be responsible for any transfer agent fees, fees of legal counsel to the Company or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(h)    The Purchaser understands that neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the transactions contemplated by the Transaction Documents. There is no government or other insurance covering any of the Securities.

(i)     The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement, the other Transaction Documents or the transactions contemplated hereby and/or thereby.

(j)     The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. The Purchaser has not been organized solely for the purpose of acquiring the Securities. The Purchaser is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors.

(k)    No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the transactions contemplated by the Transaction Documents that are in any way inconsistent with the information contained therein.

(l)     The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the transactions contemplated by the Transaction Documents, and has so evaluated the merits and risks of such investment. The Purchaser has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the transactions contemplated by the Transaction Documents. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

Article IV.            COVENANTS

Section 4.01        Transfer Restrictions.

(a)    The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the other applicable Transaction Documents and shall have the rights and obligations of the Purchaser under this Agreement.

(b)    The Purchaser agrees to the imprinting, so long as is required by this Section 4.01, of a legend on the Securities in the following form:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The Company acknowledges and agrees that, the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the other applicable Transaction Documents and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities into the name of the pledgees or secured parties, in their respective capacities as such. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

(c)     Certificates evidencing the Conversion Shares or the Investor Shares shall not contain any legend (including the legend set forth in Section 4.01(b): (i) while a registration statement covering the resale of any such securities are effective under the Securities Act; (ii) following any sale of such Conversion Shares or Investor Shares pursuant to Rule 144; in each case if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall upon request of the Purchaser and at the Company’s sole expense cause its counsel to issue a legal opinion reasonably satisfactory to the Company to the Transfer Agent promptly after any of the events described in (i)-(ii) in the preceding sentence if required by the Transfer Agent to effect the removal of the legend hereunder (with a copy to the applicable Purchaser and its broker). If all or any portion of any Preferred Shares is converted at a time when there is an effective registration statement to cover the resale of the Conversion Shares, or if such Conversion Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC), then such Conversion Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.01(c), it will, no later than 9:00 AM the next Trading Day following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Conversion Shares issued with a restrictive legend (such Trading Day, the “Legend Removal Date”), instruct the Transfer Agent to deliver or cause to be delivered to the Purchaser a certificate representing such shares of Common Stock that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.01 without the Purchaser’s prior written consent. Certificates for the Conversion Shares or Investor Shares that are subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the DTC System as directed by the Purchaser.

(d)    In lieu of delivering physical certificates representing the un-legended shares, upon request of the Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon and provided it is commercially reasonable for the Company to do so, the Company shall cause its Transfer Agent to electronically transmit the un-legended shares by crediting the account of Purchaser’s prime broker with the DTC through its DWAC system, provided that the Company’s Common Stock is DTC eligible and the Company’s Transfer Agent participates in the DWAC system and such Securities are Conversion Shares. Such delivery must be made on or before the Legend Removal Date.

(e)     In the event the Purchaser shall request delivery of un-legended shares as described in this Section 4.01 and the Company is required to deliver such un-legended shares, the Company may not refuse to deliver un-legended shares based on any claim that the Purchaser or anyone associated or affiliated with the Purchaser has not complied with Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such un-legended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of the Purchaser in the amount of the greater of (i) 100% of the amount of the aggregate stated value of the Conversion Shares which is subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of un-legended shares to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

Section 4.02        Furnishing of Information. For as long as the Purchaser owns Preferred Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Closing Date pursuant to the Exchange Act. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. For as long as the Purchaser owns Preferred Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Preferred Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Preferred Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Preferred Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 4.03        Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Preferred Shares in a manner that would require the registration under the Securities Act of the sale of the Preferred Shares to Purchaser or that would be integrated with the offer or sale of the Preferred Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

Section 4.04        Securities Laws Disclosure; Publicity. The Company shall timely file a Current Report on Form 8-K (the “Form 8-K”) as required by the Securities Act, the Exchange Act and other applicable laws, and may issue a press release reasonably acceptable to Purchaser, disclosing the material terms of the transactions contemplated hereby. The Company and Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Purchaser shall issue any such press release or otherwise make any such public statement (other than the Form 8-K and other disclosures as required by the Securities Act, the Exchange Act and other applicable laws) without the prior consent of the Company, with respect to any such press release of Purchaser, or without the prior consent of Purchaser, with respect to any such press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law or Principal Market Rules, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the SEC or any regulatory agency or Principal Market, without the prior written consent of the Purchaser, except (i) as contained in the Form 8-K and press release described above, (ii) as required by federal securities law in connection with any registration statement under which the securities are registered, (iii) to the extent such disclosure is required by law or Principal Market Rules, in which case the Company shall provide Purchaser with prior notice of such disclosure, or (iv) to the extent such disclosure is required in any SEC Document filed by the Company.

Section 4.05        Most Favored Nation Status. From the Closing Date through the date that no Preferred Shares are outstanding, the Company shall not enter into any public or private offering of its securities (including securities convertible into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable to such Other Investor than the rights and benefits established in favor of the Purchaser by the Preferred Shares and the other Transaction Documents, unless, in any such case, the (i) the Company shall notify the Purchaser of such additional or more favorable term within five (5) Business Days of the issuance of the respective security, and (ii) such term, at the Purchaser’s option, shall become a part of the Transaction Documents with the Company (regardless of whether the Company complied with the notification provision of this Section 4.05). The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing redemption features, rights of first refusal, dividends and conversion lookback periods.

Section 4.06        Variable Rate Transaction. From the Closing Date through the date that no Preferred Shares are outstanding, the Company agrees that is shall not enter into any Variable Rate Transaction. Notwithstanding the foregoing, the terms of this Section 4.06 shall not apply with respect to any Exempt Issuance.

Section 4.07        Stockholders Rights Plan; Investment Company. No claim will be made or enforced by the Company or, to the Knowledge of the Company, any other Person that Purchaser is an “Acquiring Person” under any stockholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Preferred Shares under the Transaction Documents or under any other agreement between the Company and Purchaser. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

Section 4.08        Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. On and after the Closing Date, neither Purchaser nor any Affiliate of Purchaser shall have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to the Company or the stockholders of the Company, or to any other Person who is the source of material non-public information regarding the Company. The Company understands and confirms that Purchaser shall be relying on the foregoing in effecting transactions in securities of the Company.

Section 4.09        Certain Limitations. Notwithstanding anything contained in any Transaction Document to the contrary, the parties covenant and agree that the Purchaser shall not convert any Preferred Shares, sell any Conversion Shares or sell any Investor Shares to the extent it would exceed the Exchange Cap, unless and until the Company obtains Stockholder Approval in accordance with the Principal Market Rules. The Purchaser further covenants and agrees not to vote any of its Securities at the meeting of the stockholders held for the purpose of obtaining such Stockholder Approval.

Section 4.10        Approval by Holders of Capital Stock. The Company will seek Stockholder Approval for the sole purpose of meeting the requirements of Principal Market Rules, specifically Rule 5635 of the Nasdaq. Until such Stockholder Approval has been obtained, the Purchaser will neither vote its Preferred Shares nor convert its Preferred Shares into Conversion Shares, resulting in the issuance of Conversion Shares or Investor Shares to the Purchaser exceeding the Exchange Cap.

Section 4.11        Registration Statement. The Company shall file with the SEC a registration statement covering the sale of the Conversion Shares and the Investor Shares (the “Registration Statement”) as further described in the Registration Rights Agreement.

Section 4.12        Maintenance of Registration Statement. Except as otherwise set forth in the Registration Rights Agreement, for so long as any of the Issuable Shares remains outstanding, the Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement for the resale thereunder of the Registerable Securities (as defined in the Registration Rights Agreement). The Company shall promptly amend the Registration Statement on such other form as may be necessary to maintain the effectiveness of the Registration Statement for this purpose. If at any time following the Closing Date the Registration Statement is not effective or is not otherwise available for the resale of the Registerable Securities or any prospectus contained therein is not available for use, the Company shall immediately notify the Purchaser in writing that the Registration Statement is not then effective or a prospectus contained therein is not available for use and thereafter shall promptly notify the Purchaser when the Registration Statement is effective again and available for the resale of the Registerable Securities or such prospectus is again available for use.

Section 4.13         Primary Market Compliance. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the parties shall use commercially reasonable efforts to comply with the Principal Market Rules, including the listing requirements, and as long as the Common Stock remains listed on the Principal Market the parties shall not enforce any provision of any Transaction Document which does not comply with the Principal Market Rules.

Section 4.14        Reservation of Shares. The Company shall initially duly authorize and reserve 2,000 shares of Series A Preferred Stock and thereafter shall have a sufficient number of duly authorized shares of Series A Preferred Stock to be able to issue the Preferred Shares to the Purchaser. The Company shall initially reserve the number of shares of its authorized and unissued Common Stock as set forth in Section 3.01(c), solely for the purpose of issuing the Conversion Shares. Thereafter, the Company shall reserve and keep available out of its authorized and unissued Common Stock 200% of the amount of shares thereof necessary to fully convert the Preferred Shares held by the Purchaser.

Section 4.15        Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares and the Investor Shares upon each trading market and national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (so that all such Conversion Shares and the Investor Shares may be traded on the foregoing, subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Conversion Shares and the Investor Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall use its commercially reasonable efforts to maintain the Common Stock’s listing or designation for quotation (as the case may be) on the Principal Market, the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (each, an “Eligible Market”). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market or any Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.15.

Section 4.16        Corporate Existence. So long as Purchaser owns the Preferred Shares, the Company shall not be party to any Fundamental Transaction unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate.

Section 4.17        Conduct of Business. The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

Section 4.18        Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

Section 4.19        Notice of Disqualification Events. The Company will notify the Purchaser in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person not otherwise disclosed herein.

Section 4.20        Indemnification of Purchaser. Subject to the provisions of this Section 4.20, the Company will indemnify and hold the Purchaser and its officers, managers, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, managers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against, or any subpoena directed to, the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by the Purchaser Party which constitutes fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel retained to represent such Purchaser Party, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (x) for any settlement by the Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (y) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement or in the other Transaction Documents or such Purchaser Party’s fraud, gross negligence or willful misconduct. The indemnification required by this Section 4.20 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnification contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to applicable law.

Section 4.21        Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the sale of the Securities by the Company under this Agreement as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

Section 4.22        Leak-Out. The Purchaser agrees that during any Trading Day prior to the date that is the earlier of (i) one year from the date hereof or (ii) the occurrence of a Triggering Event, it shall not sell Conversion Shares in an amount exceeding the greater of (i) $20,000 and (ii) 20% of the daily trading volume of the Common Stock on the Principal Market or Trading Market during regular trading hours for such Trading Day.

Section 4.23        Investor Shares. The Company shall cause the Investor Shares to be delivered to the Investor no later than two (2) Business Days following the Closing Date; provided that failure to deliver the Investor Shares by that date shall be a Triggering Event.

Article V.            MISCELLANEOUS

Section 5.01        Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its Advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents. The Company shall pay all Transfer Agent fees, DTC fees, stamp taxes and other similar taxes and duties levied in connection with the delivery of any Securities to the Purchaser in addition to paying the cost of any counsel or other expenses incurred in rendering Rule 144 opinions of any the Purchaser upon request, provided that the Company shall not be responsible for, and the Purchaser shall solely be responsible for, payment of any United States and/or foreign income, net worth or similar taxes which may be payable by Purchaser. The Company has agreed to pay up to an aggregate of $20,000 to the Purchaser’s legal counsel in connection with the preparation and the negotiation of these Transaction Documents.

Section 5.02        Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.03        Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment, with return receipt requested, at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment, with return receipt requested, at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall promptly file such notice with the SEC pursuant to a Current Report on Form 8-K.

Section 5.04        Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 5.05        Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.06        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

Section 5.07        No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth herein.

Section 5.08        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Delaware Court of Chancery. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 5.09        Survival. Subject to applicable statute of limitations, the representations and warranties contained herein shall survive the Closing Date.

Section 5.10        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 5.11        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 5.12        Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.13        Replacement of Securities. If any certificate or instrument evidencing any of the Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon surrender and cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, destruction, or mutilation, and of the ownership of such Security. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity and bonds) associated with the issuance of such replacement Securities.

Section 5.14        Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to seek to obtain specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents.

Section 5.15        Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 5.16        Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts due thereunder have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

Section 5.17        Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

Section 5.18        Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Closing Date.

Section 5.19        WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by its authorized signatory as of the Closing Date.

HeartCore Enterprises, Inc.
By:
Name:	Sumitaka Kanno
Title:	Chief Executive Officer
Address for notices:
HeartCore Enterprises, Inc.
Attn: Sumitaka Kanno
848 Jordan Ave. Apt G
Los Altos CA 94022
Email: kanno@heartcore.co.jp
Crom Structured Opportunities Fund I, LP
By: CROM STRUCTURED OPPORTUNITIES FUND I GP, LLC, its General Partner
By: CROM CORTANA FUND LLC, member of the General Partner
By:
Name:	John Chen
Title:	Authorized Signatory
Address for notices:
Crom Structured Opportunities Fund I, LP
228 Park Ave S PMB 57033
New York, NY 10003-1502
e-mail: john@crom-llc.com and liam@crom-llc.com

APPENDIX B

Certificate of Designations of Preferences and Rights
of
Series A Convertible Preferred Stock
of
HeartCore Enterprises, Inc.
a Delaware corporation

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, HeartCore Enterprises, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby file this Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock and DOES HEREBY CERTIFY that pursuant to the authority contained in the Corporation’s Certificate of Incorporation, and pursuant to Section 151 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the resolution creating a series of the class of the Corporation’s authorized Preferred Stock designated as Series A Preferred Stock, as follows:

FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance by the Corporation of 200,000,000 shares of common stock, $0.0001 par value per share (the “Common Stock”) and 20,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), and, further, authorizes the Board of Directors of the Corporation, to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the Delaware General Corporation law.

SECOND: By unanimous written consent of the Board of Directors of the Corporation dated June 30, 2025, the Board of Directors designated 2,000 shares of the Preferred Stock as the Series A Convertible Preferred Stock, par value $0.0001 per share, pursuant to a resolution providing that a series of preferred stock of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Convertible Preferred Stock

1.      Definitions. For the purposes hereof, the following terms shall have the following meanings:

(a)     “Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, NY, are authorized or obligated by Law to be closed.

(b)    “Certificate of Designations” means this Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock.

(c)     “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

(d)    “Commission” means the United States Securities and Exchange Commission.

(e)     “Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

(f)     “Common Stock Equivalents” means any securities of the Corporation or any of its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(g)    “Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms hereof.

(h)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)     “Exempt Issuance” means the issuance of (a) Common Stock or options or other equity awards to employees, officers, consultants, or directors of the Corporation, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Corporation, (b) securities in full or partial consideration in connection with a bona fide strategic merger, acquisition, consolidation or purchase of all or substantially all of the securities or assets of a corporation or other entity, so long as such issuance is not for the primary purpose of raising capital by the Corporation; (c) securities in connection with a bona fide strategic license agreement, sponsored research agreement, collaboration agreement, development agreement, marketing or distribution agreement, or other bona fide partnering arrangement, so long as such issuance is not for the primary purpose of raising capital by the Corporation, (d) securities issued upon the exercise or exchange of or conversion of any securities issued and outstanding on the date of filing of this Certificate of Designations.

(j)     “Exempt Transfer” shall mean the sale or transfer in a transaction approved by the Board of the Directors of HeartCore Co., Ltd. Sigmaways, Inc., Sigmaways Technologies Ltd., Sigmaways B.V. or HeartCore Luvina Vietnam Company Limited or such entity’s respective assets.

(k)    “Holder” means a holder of shares of Series A Preferred Stock.

(l)     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(m)   “Principal Market” means the NASDAQ Capital Market.

(n)    “Stated Value” shall mean $1,100.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Original Issue Date with respect to the Series A Preferred Stock and increase in accordance with Section 7 hereof.

(o)    “Trading Day” means a day on which the principal Trading Market is open for business.

(p)    “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, OTC Markets or the New York Stock Exchange (or any successors to any of the foregoing).

(q)    “Transfer Agent Instruction Letter” means the letter from the Corporation to the Transfer Agent which instructs the Transfer Agent to reserve the Conversion Shares.

(r)     “Triggering Event” shall have the meaning set forth in Section 7(a).

(s)     “Variable Rate Transaction” means a transaction in which the Corporation issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Corporation or the market for the Common Stock, and provided that any issuance of any such debt or equity securities to a Holder or any affiliates of a Holder pursuant to any agreement between the Corporation and Holder and/or such affiliates, shall not constitute a Variable Rate Transaction.

2.      Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be 2,000. Each share of Series A Preferred Stock shall have a par value of $0.0001 per share.

3.      Dividends. From and after the first date of issuance of Series A Preferred Stock (each, an “Original Issue Date”), each Holder shall be entitled to receive dividends of ten (10)% per annum on the Stated Value of each share of Series A Preferred Stock (“Dividends”) for the one year period beginning on the Original Issue Date and for each one-year period thereafter provided that the Holder is holding such Series A Preferred Stock as of such Original Issue Date and the beginning of each subsequent one-year period (each, a “Dividend Date”). Such Dividends will be fully earned as of each Dividend Date and shall be computed on the basis of a 360-day year and the actual number of days for the succeeding year.

(a)     Out of funds legally available for the payment of dividends or as otherwise legally permitted, at all times in accordance with restrictions set forth under Delaware law, dividends shall be payable on each Dividend Date, to each record holder of Series A Preferred Stock on the applicable Dividend Date, first as cash payments (“Cash Dividends”) to the extent legally permitted under the Delaware General Corporation Law (the “DGCL”), and any remaining unpaid portion of such dividends shall be paid by adding such to the aggregate Stated Value of such Holder’s shares of Series A Preferred Stock (“PIK Dividends”) on the applicable Dividend Date. The Corporation shall deliver a written notice (each, an “Dividend Notice”) to each Holder of the Series A Preferred Stock on or prior to the fifth (5th) Trading Day immediately prior to the applicable Dividend Date, except in the case of the Dividend Date, which is the Original Issue Date, in which case the Dividend Notice shall be delivered on the first Trading following such Original Issue Date (each, an “Dividend Notice Due Date”) (the date such notice is delivered to all of the Holders, the “Dividend Notice Date”) which notice either (A) confirms that Dividend to be paid on such Dividend Date shall be paid entirely in Cash Dividends or (B) specifies the amount of Dividend that shall be a Cash Dividend and the amount of Dividend, if any, that shall be a PIK Dividend.

(b)    For the avoidance of doubt Dividends on the Series A Preferred Stock shall be payable, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation in accordance with Section 5 by way of inclusion of such dividends in the Stated Value if not paid in cash, and by way of inclusion of the Dividends in the Conversion Amount on each Conversion Date in accordance with Section 6 if not paid in cash, subject at all times to and except as may be restricted by Delaware law.

4.      Voting Rights.

(a)     Except as otherwise provided herein or as otherwise required by the DGCL, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series A Preferred Stock, and with each share of Series A Preferred Stock having one vote on such matter: (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designations, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series A Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock or (iii) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series A Preferred Stock shall be entitled to the same voting rights as each other Holder of Common Stock, except that such Holders may not vote such shares upon the proposal for Stockholder Approval (as defined below) in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC.

(b)    Any vote required or permitted under Section 4(a) may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series A Preferred Stock.

5.      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of shares of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the Holders of Common Stock and any other class or series of capital stock of the Corporation (collectively, the “Junior Stock”), an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid Dividends thereon or (ii) the amount that such Holder would receive if such Holder converted all of its shares of Series A Preferred Stock into Common Stock immediately prior to such liquidation, dissolution or winding up. If, upon any such liquidation, dissolution or winding up, the assets and funds available for distribution among the Holders of the Series A Preferred Stock shall be insufficient to permit the payment to such Holders of the full preferential amount aforesaid, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the Holders of the Series A Preferred Stock in proportion to the amount that each such Holder is entitled to receive. After the payment of the full amount of the liquidation preference to which they are entitled, the Holders of Series A Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation or entity, or the sale or transfer of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 5.

6.      Conversion. The Holders of Series A Preferred Stock shall have the following conversion rights:

(a)     Optional Conversion. At any time after the Original Issue Date of Series A Preferred Stock, each Holder of Series A Preferred Stock shall have the right, at such Holder’s option, to convert any or all of the shares of Series A Preferred Stock held by such Holder into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series A Preferred Stock plus all accrued and unpaid Dividends thereon (the “Conversion Amount”) by (ii) the Conversion Price (as defined below) in effect on the date of conversion. Such conversion shall be effected by the surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, duly endorsed or assigned in blank to the Corporation or in such other form as the Corporation may reasonably require, at the principal office of the Corporation or the office of the transfer agent for the Series A Preferred Stock, accompanied by written notice of conversion in the form attached as Annex A hereto (the “Notice of Conversion”) specifying the number of shares of Series A Preferred Stock to be converted and the name or names in which such Holder wishes the certificate or certificates for Common Stock to be issued.

(b)    Conversion Price. Subject to adjustment as provided herein, the conversion price (the “Conversion Price”) in effect on any conversion date shall be equal to 90% of the average of the two lowest volume-weighted average prices (the “VWAP”) of the Common Stock on the Nasdaq Stock Market (or such other national securities exchange on which the Common Stock is then listed) for the five Trading Days immediately preceding the date of the conversion notice delivered by the Holder of Series A Preferred Stock (the “Conversion Notice Date”), with such VWAP and resulting Conversion Price being subject to equitable adjustments for any stock splits or combinations occurring with respect to the Common Stock during such measurement period.

(c)     Mechanics of Conversion.

(i)     Delivery of Conversion Shares Upon Conversion. Not later than one (1) Trading Day after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Series A Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions. The Corporation shall deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

(ii)    Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series A Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

(iii)   Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series A Preferred Stock, and provided that such conversion is permitted pursuant to the terms of this Certificate of Designations, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law or agreement, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 100% of the Stated Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) on the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Series A Preferred Stock being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the first Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion; provided that such damages are not intended and shall not be deemed to provide the Holder with an alternative form of settlement in lieu of receiving Conversion Shares. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iv)   Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i) and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Preferred Stock equal to the number of shares of Series A Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

(d)    Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, a Holder shall not have the right to convert any portion of the Series A Preferred Stock pursuant to Section 6(a), to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designations) with respect to the Series A Preferred Stock, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series A Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series A Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at 4.99% for each Holder and its Attribution Parties and may be adjusted at the discretion of the Holder to a percentage between 4.99% and 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion, to the extent permitted by this Section 6(d). The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation, which will not be effective until the sixty-first (61st) day after such written notice is delivered to the

Corporation, the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 9.99%. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.9%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6(d). Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation. The provisions of this Section 6(d) shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the securities in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

(e)     Principal Market Regulation. The Corporation shall not issue any shares of Common Stock upon conversion of any shares of Series A Preferred Stock or otherwise pursuant to the terms of this Certificate of Designations if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Corporation may issue upon conversion of the shares of Series A Preferred Stock without breaching the Corporation’s obligations under the rules and regulations the listing rules of the Principal Market (the maximum number of shares of Common Stock which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Corporation obtains the approval of its stockholders as required by the applicable rules and regulations of the Principal Market for issuances of shares of Common Stock in excess of such amount. Until such approval is obtained, no Holder shall be issued in the aggregate, upon conversion of any shares of Series A Preferred Stock, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Original Issue Date multiplied by (ii) the quotient of (1) the aggregate number of shares of Series A Preferred Stock issued to such Holder on the Original Issue Date, divided by (2) the aggregate number of shares of Series A Preferred Stock outstanding as of the Original Issue Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s shares of Series A Preferred Stock, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation with respect to such portion of such shares of Series A Preferred Stock so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee.

(f) Conversion Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

(i)     Subsequent Offerings. If, at any time while the Series A Preferred Stock is outstanding, the Corporation or any subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 6(f)(i) in respect of any Exempt Issuance. For the avoidance of doubt, if the Corporation engages in an at-the-market offering, the Corporation shall be deemed to have issued Common Stock at the lowest sale price at which the Common Stock was sold in such offering. If the Corporation enters into a Variable Rate Transaction, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price, exercise price or exchange rate (or other price) at which such securities may be converted into or exchangeable or exercised for. The Corporation shall notify the Holder in writing, no later than one (1) Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 6(f)(i), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 6(f)(i), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price (as adjusted in accordance with Section 6(f)) on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(ii)    Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 6(f)(i) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock, other than in an Exempt Issuance (the “Purchase Rights”), then the Holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(iii)   Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another entity, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series A Preferred Stock, the holders thereof shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). The Corporation shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Corporation, surviving entity or other person (including any purchaser of assets of the Corporation) shall assume in writing all of the obligations of the Corporation under this Certificate of Designations, in accordance with the provisions of this Certificate of Designations, and shall deliver to each Holder of Series A Preferred Stock a written notice briefly describing the Fundamental Transaction and stating that such successor, surviving entity or other person has assumed such obligations.

(iv)   Calculations. All calculations under this Section 6(f) shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 6(f), the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(v)    Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 6(f), the Corporation at its expense will promptly compute such adjustment in accordance with the terms of this Certificate of Designations and prepare a certificate setting forth such adjustment, including a statement of the number of shares of Common Stock and other securities or property issuable upon conversion of each share of Series A Preferred Stock, at least ten (10) days prior to the record date or effective date, as the case may be, of the transaction or event giving rise to such adjustment and following the record date or effective date of such transaction or event. Upon the occurrence of any such record date or effective date, the Corporation shall deliver a copy of such certificate to each Holder of Series A Preferred Stock at such Holder’s last address as shown on the books of the Corporation.

(g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Conversion Price on the Conversion Notice Date.

(h) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, two times such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(i) Issuance of Certificates. As soon as practicable after the surrender of the certificate or certificates for Series A Preferred Stock and the delivery of the written notice of conversion as aforesaid, the Corporation shall issue and deliver, or cause to be issued and delivered, to the Holder or Holders thereof a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a check or wire transfer in payment of any fractional shares as provided in Section 6(g) hereof.

(j) No Reissuance of Series A Preferred Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to this Section 6, the shares so converted shall be canceled and shall not be issuable by the Corporation.

(k) Transfer taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series A Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series A Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

7.      Triggering Events.

(a)     For purposes of this Certificate of Designations, “Triggering Event” means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)     the Corporation shall fail to deliver Conversion Shares issuable upon a conversion properly submitted in accordance with the terms of this Certificate of Designations prior to the second (2nd) Trading Day after such Conversion Shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series A Preferred Stock in accordance with the terms of this Certificate of Designations;

(ii)    the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion under this Certificate of Designations;

(iii)   the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within five (5) calendar days after the date on which written notice of such failure or breach shall have been delivered;

(iv)   the Corporation shall redeem any shares of Junior Stock or pari passu securities;

(v)    any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any subsidiary or any of their respective property or other assets for more than $500,000 (provided that amounts covered by the Corporation’s insurance policies are not counted toward this $500,000 threshold), and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of thirty (30) Trading Days;

(vi)   the electronic transfer by the Corporation of shares of Common Stock through the Depository Trust Company or another established clearing corporation once established subsequent to the date of this Certificate of Designations is no longer available or is subject to a ‘freeze” and/or “chill”;

(vii)  the Corporation shall have entered into any Variable Rate Transaction;

(viii) any cessation of operations by the Corporation or the Corporation admits it is otherwise generally unable to pay its debts as such debts become due;

(ix)   the restatement of any financial statements filed by the Corporation with the Commission for any date or period from two years prior to the Original Issue Date until no Series A Preferred Stock remains outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to its Series A Preferred Stock.

(x)    except for any Exempt Transfer, the Corporation shall sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Corporation or any subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions in excess of 10% of those assets and rights owned as of the Original Issue Date, other than (A) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Corporation and its subsidiaries in the ordinary course of business consistent with the practice of similarly situated companies in the same industry as the Corporation, and (B) sales of inventory and product in the ordinary course of business;

(xi)   any change in the Corporation’s transfer agent without such new transfer agent executing a Transfer Agent Instruction Letter in a form acceptable to the Holders;

(xii)  bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any subsidiary which shall not be dismissed within sixty (60) days of their initiation;

(xiii) the commencement by the Corporation or any subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Corporation or any subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, the taking of corporate action by the Corporation or any subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(xiv) the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Corporation or any subsidiary of an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Corporation or any subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Corporation or any subsidiary under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs;

(xv)  the Corporation or any of its subsidiaries shall (A) default in any payment of any amount or amounts of principal of or interest (if any) on any indebtedness, the aggregate principal amount of which is in excess of $250,000 or (B) default in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such indebtedness to cause with the giving of notice if required, such indebtedness to become due prior to its stated maturity;

(xvi) the Common Stock shall no longer be DWAC eligible; or

(xvii)the Corporation shall cease trading on the Principal Market.

(b)    Upon the occurrence of any Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder by notice to the Corporation, to deem increased the then Stated Value of each share of Series A Preferred Stock held by it, for each Triggering Event by 25%; provided that upon the occurrence of a Triggering Event occurring under Section 7(a)(xii), (xiii) or (xiv) the Stated Value of each share of Series Preferred Stock shall occur automatically without the Holders providing notice to the Corporation, and provided that only one such increase shall be permitted for all Triggering Events.

8.      Redemption. No share of Series A Preferred Stock shall be redeemable under any circumstances.

9.      Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Redemption Notice or notice of adjustment) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address specified in the books and records of the Corporation as of the date of such transmission prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address specified in the books and records of the Corporation as of the date of such transmission on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address for such notices or communications shall be as set forth in the books and records of the Corporation.

10.    Miscellaneous.

(a)     Lost or Mutilated Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificates representing Series A Preferred Stock, and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the certificate(s), if mutilated, the Corporation shall execute and deliver new certificate(s) of like tenor and date.

(b)    Waiver. Any waiver by the Corporation or a Holder of Series A Preferred Stock of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations. The failure of the Corporation or a Holder of Series A Preferred Stock to insist upon strict adherence to any term of this

Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder of Series A Preferred Stock) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations. Any waiver by the Corporation or a Holder of Series A Preferred Stock must be in writing.

(c)     Severability. If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(d)    Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(e)     Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

***

IN WITNESS WHEREOF, HeartCore Enterprises, Inc. has caused this Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock to be duly executed by its Chief Executive Officer on June 30, 2025.

HeartCore Enterprises, Inc.
By:
Name:	Sumitaka Kanno
Title:	Chief Executive Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK)

Reference is made to the Certificate of Designations of the Certificate of Incorporation of HeartCore Enterprises, Inc., a Delaware corporation (the “Corporation”) establishing the terms, preferences and rights of the Series A Convertible Preferred Stock, $0.0001 par value (the “Series A Preferred Stock”) of the Corporation (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Preferred Stock indicated below into shares of common stock, $0.0001 value per share (the “Common Stock”), of the Corporation, as of the date specified below.

Date of Conversion:
Aggregate number of shares of Series A Preferred Stock to be converted:

Aggregate Stated Value of such shares of Series A Preferred Stock to be converted:

Aggregate accrued and unpaid Dividends with respect to such shares of Series A Preferred Stock to be converted:

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:

Please confirm the following information:

Conversion Price:
Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the applicable shares of Series A Preferred Stock are being converted to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

Broker No.:
Account No.:
[HOLDER]
By:
Name:
Title:

APPENDIX C

EQUITY PURCHASE AGREEMENT

This Equity Purchase Agreement is entered into as of June 30, 2025 (this “Agreement”), by and between HeartCore Enterprises, Inc., a Delaware corporation (the “Company”), and Crom Structured Opportunities Fund I, LP, a Delaware limited partnership (the “Investor”, and collectively with the Company, the “Parties”).

WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Twenty-Five Million Dollars ($25,000,000.00) in aggregate gross purchase price of newly issued fully paid shares of the Company’s Common Stock (as defined below);

WHEREAS, the Common Stock is listed for trading on the Nasdaq Capital Market under the symbol “HTCR”;

WHEREAS, the offer and sale of the Common Stock issuable hereunder will be made in reliance upon Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission (“Regulation D”) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder; and

WHEREAS, the Parties are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), upon the terms and subject to the conditions set forth therein;

NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

Section 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Advance” shall mean the right of the Company to require the Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

“Advance Date” shall mean any Trading Day during the Commitment Period that an Advance Notice is deemed delivered pursuant to Section 2.2(b).

“Advance Notice” shall mean a written notice, substantially in the form of Exhibit B hereto, to Investor setting forth the Advance Shares which the Company intends to require Investor to purchase pursuant to the terms of this Agreement.

“Advance Shares” shall mean all shares of Common Stock issued, or that the Company shall be entitled to issue, per any applicable Advance Notice in accordance with the terms and conditions of this Agreement.

“Agreement” shall have the meaning specified in the preamble hereof.

“Average Daily Trading Value” shall mean the average trading volume of the Company’s Common Stock on the Principal Market during the seven (7) Trading Days immediately preceding the respective Advance Date (excluding the single highest volume Trading Day and the single lowest volume Trading Day from such calculation) multiplied by the lowest VWAP of the Company’s Common Stock on the Principal Market during the seven (7) Trading Days immediately preceding the respective Advance Date.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

“Investor Costs” shall mean all fees incurred by the Investor with respect to the Advance Shares, including but not limited to fees charged by or paid to any brokerage firm (including but not limited to commissions and related trading expenses), any clearing firm, and Transfer Agent fees, as well as attorney fees of $1,000 per Advance.

“Clearing Date” shall be the date on which the Investor receives the Advance Shares in its brokerage account.

“Closing” shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section 2.3.

“Closing Date” shall mean the date of any Closing hereunder.

“Commitment Shares” means an amount of shares obtained dividing $250,000 by the Commitment Share Price Per Share.

“Commitment Share Price Per Share” means the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the Trading Day immediately prior to the date hereof.

“Commitment Period” shall mean the period commencing on the Execution Date, and ending on the earlier of (i) the date on which the Investor shall have purchased Advance Shares pursuant to this Agreement equal to the Maximum Commitment Amount, (ii) twenty-four (24) months after the date of this Agreement, (iii) written notice of termination by the Company to the Investor (which shall not occur during any Pricing Period or at any time that the Investor holds any of the Advance Shares), (iv) the Registration Statement is no longer effective after the initial effective date of the Registration Statement, or (v) the date that, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors; provided, however, that the provisions of Articles III, IV, V, VI, IX and the agreements and covenants of the Company and the Investor set forth in Article X shall survive the termination of this Agreement.

“Common Stock” shall mean the Company’s common stock, $0.0001 par value per share, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning specified in the preamble to this Agreement.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning set forth in Section 9.2(a).

“DTC” shall mean The Depository Trust Company, or any successor performing substantially the same function for the Company.

“DTC/FAST Program” shall mean the DTC’s Fast Automated Securities Transfer Program.

“DWAC” shall mean Deposit Withdrawal at Custodian as defined by the DTC.

“DWAC Eligible” shall mean that (a) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including, without limitation, transfer through DTC’s DWAC system, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Advance Shares are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Advance Shares, as applicable, via DWAC.

“DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified DWAC account with DTC under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” shall mean the date of this Agreement.

“Exempt Issuance” means any issuances or sales of Common Stock or other equity securities of the Company or other agreements or actions of the Company entered into or undertaken (i) for compensatory or incentive purposes to officers, employees or directors of, or consultants to, the Company or any of its Affiliates including, without limitation, the grant of stock options, deferred share units, restricted share units or restricted shares, duly adopted for such purposes by a majority of the non-employee members of the or a majority of the members of the committee of nonemployee members of the Board established for such purpose; (ii) pursuant to a rights offering by the Company or pursuant to a shareholder rights plan of the Company that is carried out on a pro rata basis among all holders of the applicable class of securities of the Company; (iii) upon the exercise, conversion or exchange of any securities exercisable, convertible or exchangeable for or into shares of Common Stock; (iv) pursuant to any over-allotment option granted to the underwriters in a securities offering; (v) as a result of the consolidation or subdivision of any securities of the Company, or as a special distribution or stock dividend or similar transaction that is carried out on a pro rata basis among all holders of the applicable class of securities of the Company; or (vi) in connection with or pursuant to any merger, business combination, joint venture, exchange offer, take-over bid, arrangement, amalgamation, asset purchase transaction or acquisition of assets or shares of a third party where such transaction is approved by a majority of the disinterested directors on the Board.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Investment Amount” shall mean the Advance Shares referenced in the Advance Notice multiplied by the Purchase Price, minus the Investor Costs.

“Indemnified Party” shall have the meaning specified in Section 9.2.

“Indemnifying Party” shall have the meaning specified in Section 9.2.

“Initial Purchase Price” shall mean 96% of the VWAP of the Company’s Common Stock on the Principal Market on the Trading Day immediately preceding the respective Advance Date, as reported by Bloomberg or other reputable source designated by the Investor.

“Investor” shall have the meaning specified in the preamble to this Agreement.

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Market Price” shall mean 96% of the lowest VWAP of the Company’s Common Stock on the Principal Market on any Trading Day during the Pricing Period, as reported by Bloomberg or other reputable source designated by the Investor, subject to adjustment as provided in this Agreement.

“Material Adverse Effect” shall mean any effect on the business, operations, properties, or financial condition of the Company and the Subsidiaries that is material and adverse to the Company and the Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under any Transaction Document.

“Maximum Commitment Amount” shall mean Twenty-Five Million Dollars ($25,000,000.00).

“Officer’s Certificate” shall mean the officer’s certificate of the Company in the form of Exhibit C hereto.

“Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pricing Period” shall mean the period of three (3) Trading Days immediately following the Clearing Date of the Advance Shares with respect to the applicable Advance Notice.

“Principal Market” shall mean any of the leading national United States stock exchanges (i.e. NYSE, NYSE American, and Nasdaq) which is at the time the principal market upon which the Common Stock is trading and which shall exclude all OTC marketplaces.

“Purchase Price” shall mean the lesser of the (i) Initial Purchase Price or (ii) Market Price on such date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement.

“Regular Trading Hours” shall mean “regular trading hours” as defined in Rule 600(b)(88) of Regulation NMS promulgated under the federal securities laws.

“Registration Rights Agreement” shall mean that certain registration rights agreement entered into by the Company with the Investor on the date hereof in connection with this Agreement.

“Registration Statement” shall have the meaning specified in Section 6.4.

“Regulation D” shall mean Regulation D promulgated under the Securities Act.

“Required Minimum” shall mean, as of the date of any Advance Notice, the maximum aggregate number of shares of Common Stock potentially issuable at such time pursuant to the Advance Notice, which shall be calculated on each such date as follows: the amount set forth in the Advance Notice divided by the Initial Purchase Price on each such date, ignoring any beneficial ownership limitations set forth herein.

“Rule 144” shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

“SEC” shall mean the United States Securities and Exchange Commission.

“SEC Documents” shall have the meaning specified in Section 4.5.

“Securities” means, collectively, the Advance Shares and Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shareholder Consent” shall mean a written consent of a majority of those stockholders of the Company entitled to vote for purposes of the Delaware General Corporation Law sufficient to approve the transactions contemplated by this Agreement and the other Transaction Documents,.

“Shareholder Approval” shall mean the approval of a sufficient amount of holders of the Company’s Common Stock to satisfy the shareholder approval requirements for such action as provided in Nasdaq Rule 5635(d), which may be in the form of the Shareholder Consent, to effectuate the transactions contemplated by this Agreement, including but not limited to the issuance of all of the Common Stock under this Agreement (including but not limited to the Advance Shares and Commitment Shares), in excess of 19.99% of the number of shares of Common Stock outstanding as of the date hereof (the “Exchange Cap”), subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock.

“Subsidiary” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Trading Day” shall mean a day on which the Principal Market shall be open for business.

”Trading Market” shall mean The Nasdaq Stock Market LLC or any other United States national securities exchange, as applicable.

“Transaction Documents” shall mean this Agreement, the Registration Rights Agreement, Transfer Agent Instruction Letter, and all exhibits hereto and thereto.

“Transfer Agent” shall mean Transhare Corporation, the current transfer agent of the Company, with a mailing address of Bayside Center 1, 17755 US Highway 19 N, Suite 140, Clearwater, Florida 33764, and any successor transfer agent of the Company.

“Transfer Agent Instruction Letter” means the letter from the Company to the Transfer Agent entered into on or around the date of this Agreement that instructs the Transfer Agent to issue the Advance Shares and Commitment Shares pursuant to the Transaction Documents.

“VWAP” shall mean for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during Regular Trading Hours as reported by Bloomberg or other similar quotation service provider designated by the Investor.

ARTICLE II
PURCHASE AND SALE OF COMMON STOCK

Section 2.1          ADVANCES. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of an Advance Notice from time to time, to purchase Advance Shares (i) in a minimum amount not less than $25,000.00 (calculated using the Initial Purchase Price) and (ii) in a maximum amount up to the lesser of (a) $500,000.00 (calculated using the Initial Purchase Price) or (b) 50% of the Average Daily Trading Value (the lesser of (a) or (b) is referred to in this Agreement as the “Maximum Daily Advance Amount”).

Section 2.2          MECHANICS.

(a)              ADVANCE NOTICE. At any time and from time to time during the Commitment Period, except as provided in this Agreement, the Company may deliver an Advance Notice to Investor, subject to satisfaction of the conditions set forth in Section 7.2 and otherwise provided herein. The initial price per share identified in the respective Advance Notice shall be equal to the Initial Purchase Price, and shall be used for purposes of determining the number of shares of Common Stock that the Company can issue pursuant to a respective Advance Notice in accordance with Section 2.1 of this Agreement. At the end of the Pricing Period, the Purchase Price for the respective Advance Shares and Investment Amount shall be established as further provided in this Agreement. The Company shall deliver, or cause to be delivered, the respective Advance Shares as DWAC Shares to the Investor on or before 2:00 p.m. Eastern time, on the Advance Date. In addition to any other rights available to the Investor, if the Company fails to cause the Company’s transfer agent to deliver to the Investor the respective Advance Shares in accordance with the provisions of this Agreement, and if after such date the Investor is required by its broker to purchase (in an open market transaction or otherwise) or the Investor’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Investor of the respective Advance Shares which the Investor anticipated receiving upon receipt of the respective Advance Notice (a “Buy-In”), then the Company shall pay in cash to the Investor, within one (1) Business Day of Investor’s request, the amount, if any, by which (x) the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the number of Advance Shares that the Company was required to deliver to the Investor in connection with the respective Advance Notice times (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Investor purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to such Advance Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, the Company shall be required to pay $1,000 to the Investor. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit an Investor’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Advance Shares as required pursuant to the terms hereof

(b)               DATE OF DELIVERY OF ADVANCE NOTICE. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by email by the Investor if such notice is received on or prior to 1:00 p.m. Eastern time, or (ii) the immediately succeeding Trading Day if it is received by email after 1:00 p.m. Eastern time on a Trading Day or at any time on a day which is not a Trading Day. The Company shall not deliver an Advance Notice to the Investor during the period beginning on the Advance Date of the immediately prior Advance Notice and continuing through the date that is three (3) Trading Days following the Clearing Date associated with the immediately prior Advance Notice (the “Cooldown Period”), provided, however, that the respective Cooldown Period shall not apply to the immediately prior Advance Notice if (i) the Advance Shares for the immediately prior Advance Notice have been delivered to the Investor pursuant to the terms of this Agreement and (ii) the trading volume of the Common Stock during Regular Trading Hours on any Trading Day during the respective Cooldown Period exceeds 300% of the total Advance Shares of the immediately prior Advance Notice (the “Cooldown Waiver Trigger”). Notwithstanding anything herein to the contrary, all trading volume of the Common Stock on the respective Advance Date that occurs prior to the specific time that an Advance Notice is delivered to Investor shall not count towards the Cooldown Waiver Trigger with respect to that Advance Notice.

Section 2.3          CLOSINGS. At the end of the Valuation Period, the Purchase Price and Investment Amount for the respective Advance Shares shall be established as provided in this Agreement. If the value of the Advance Shares delivered to the Investor causes the Company to exceed the Maximum Commitment Amount, then immediately after the Pricing Period the Investor shall return to the Company the surplus amount of Advance Shares associated with such Advance and the Investment Amount with respect to such Advance shall be reduced by any Clearing Costs related to the return of such Advance Shares. On each Friday of each calendar week (each a “Payment Date”), the Investor shall deliver the Investment Amount by wire transfer of immediately available funds to an account designated by the Company with respect to each Advance that had a Valuation Period that ended on or before Wednesday of the respective calendar week, so long as the Investor has not previously delivered the Investment Amount with respect to such Advance, and (ii) a copy of a settlement notice signed by the Investor, in the form attached hereto as Exhibit E (each a “Settlement Notice”). If any Payment Date is a legal holiday in the United States or a day on which banking institutions are authorized or obligated by law to close in New York, NY, then such Payment Date shall instead be the business day immediately following the respective Payment Date.

Section 2.4          PRINCIPAL MARKET REGULATION. The Company shall not affect any sales of the Advance Shares under this Agreement in excess of 19.99% of the issued and outstanding Common Stock on the date of this Agreement (equal to 4,412,859 shares of Common Stock) (the “Exchange Cap”)) and the Investor shall not have the obligation to purchase Advance Shares in excess of the Exchange Cap under this Agreement until the Shareholder Approval has been obtained by the Company and is in effect. Notwithstanding anything in this Agreement to the contrary, the Company shall not use the available Common Stock under the Exchange Cap for any purpose other than for the issuance of the Advance Shares and Commitment Shares to the Buyer pursuant to the Transaction Documents.

Section 2.5          SHORT SELLING RESTRICTION. The Investor agrees that neither it nor any of its affiliates shall engage in any short sale (as defined in Rule 200 of Regulation SHO under the Exchange Act) or hedging transactions that establishes a net short position with respect to the Company’s Common Stock during the term of this Agreement. Notwithstanding the foregoing, the Investor may effect sales of shares of Common Stock that it is obligated to purchase under an Advance Notice, provided that such sales (i) occur after the Investor has received such Advance Notice from the Company and (ii) do not exceed the number of shares to be purchased under such Advance Notice.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

Section 3.1          INTENT. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any Person in violation of the Securities Act or any applicable state securities laws; provided, however, that the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2          NO LEGAL ADVICE FROM THE COMPANY. The Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.3          ACCREDITED INVESTOR. The Investor is an accredited investor as defined in Rule 501(a)(3) of Regulation D, and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

Section 3.4          AUTHORITY. The Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of the Investor is required. Each Transaction Document to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 3.5          NOT AN AFFILIATE. The Investor is not an officer, director or “affiliate” (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.6          ORGANIZATION AND STANDING. The Investor is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

Section 3.7          ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.8          DISCLOSURE; ACCESS TO INFORMATION. The Investor had an opportunity to review copies of the SEC Documents filed on behalf of the Company and has had access to all publicly available information with respect to the Company.

Section 3.9          MANNER OF SALE. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

Section 4.1          ORGANIZATION OF THE COMPANY. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 4.2          AUTHORITY. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of this Agreement and the other Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 4.3          CAPITALIZATION. Except as set forth in the SEC Documents, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Documents and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

Section 4.4          LISTING AND MAINTENANCE REQUIREMENTS. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth in the SEC Documents, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market.

Section 4.5          SEC DOCUMENTS; DISCLOSURE. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and other federal laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments). Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company.

Section 4.6          VALID ISSUANCES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

Section 4.7          NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, do not and will not: (a) result in a violation of the Company’s or any Subsidiary’s certificate or articles of incorporation, by-laws or other organizational or charter documents, (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company or any Subsidiary is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents (other than any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to any Closing or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

Section 4.8          NO MATERIAL ADVERSE CHANGE. No event has occurred that would have a Material Adverse Effect on the Company that has not been disclosed in subsequent SEC Documents.

Section 4.9          LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no actions, suits, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties, nor has the Company received any written or oral notice of any such action, suit, proceeding, inquiry or investigation, which would have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any Subsidiary or any current or former director or officer of the Company or any Subsidiary.

Section 4.10        REGISTRATION RIGHTS. Except as set forth in the SEC Documents and as granted to Investor or certain affiliates thereof, no Person (other than the Investor) has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

Section 4.11        No Solicitation; NO BROKERS. Except for payments to Moody Capital Solutions, Inc., a registered broker-dealer (CRD#: 15989), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company represents and warrants that neither the Investor nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement. The Company represents and warrants that the Investor is not required to be registered as a broker-dealer under the Securities Exchange Act of 1934 in order to (i) enter into or consummate the transactions encompassed by the Transaction Documents, (ii) fulfill the Investor’s obligations under the Transaction Documents, or (iii) exercise any of the Investor’s rights under the Transaction Documents (including but not limited to the sale of the Securities).

ARTICLE V
COVENANTS OF INVESTOR

Section 5.1          COMPLIANCE WITH LAW; TRADING IN SECURITIES. The Investor’s trading activities with respect to shares of Common Stock will be in compliance with all applicable state and federal securities laws and regulations and the rules and regulations of FINRA and the Principal Market.

ARTICLE VI
COVENANTS OF THE COMPANY

Section 6.1           RESERVATION OF COMMON STOCK. The Company shall maintain a reserve from its duly authorized shares of Common Stock equal to the Required Minimum in accordance with the terms of this Agreement.

Section 6.2          LISTING OF COMMON STOCK. The Company shall promptly secure the listing of all of the Securities to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and shall maintain the listing of all such Securities from time to time issuable hereunder. The Company shall maintain the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of FINRA and the Principal Market.

Section 6.3          OTHER EQUITY LINES AND TRANSACTIONS. So long as this Agreement remains in effect, the Company covenants and agrees that it will not, without the prior written consent of the Investor, enter into any other Equity Line of Credit (as defined below) or Variable Rate Transaction (as defined below) with any other party. “Equity Line of Credit” shall mean any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) issues securities at a future determined price. The Parties acknowledge and agree that the provisions of this Section 6.3 shall not apply to any Exempt Issuance.

Section 6.4          FILING OF CURRENT REPORT AND REGISTRATION STATEMENT. The Company agrees that it shall file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act, relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report at least one (1) Trading Day prior to its filing with the SEC, and the Company shall give reasonable consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon the final pre-filing draft version of the Current Report within one (1) Trading Day from the date the Investor receives it from the Company. The Company shall also comply with the Registration Rights Agreement with respect to the filing and effectiveness deadlines of a new registration statement (the “Registration Statement”) in accordance with the terms of such Registration Rights Agreement.

Section 6.5          NO BROKER-DEALER ACKNOWLEDGEMENT. Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that Investor is currently, or ever has been, a broker-dealer under the Securities Exchange Act of 1934.

ARTICLE VII
CONDITIONS TO DELIVERY OF
ADVANCE NOTICES AND CONDITIONS TO CLOSING

Section 7.1          CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO ISSUE AND SELL ADVANCE SHARES. In addition to the other provisions of this Agreement, the right of the Company to issue and sell the Advance Shares to the Investor is subject to the satisfaction of each of the conditions set forth below:

(a)             ACCURACY OF INVESTOR’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each Closing as though made at each such time.

(b)              PERFORMANCE BY INVESTOR. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2          CONDITIONS PRECEDENT TO THE OBLIGATION OF INVESTOR TO PURCHASE ADVANCE SHARES. The obligation of the Investor hereunder to purchase Advance Shares is subject to the satisfaction of each of the following conditions:

(a)              EFFECTIVE REGISTRATION STATEMENT. The Registration Statement, and any amendment or supplement thereto, shall remain effective for the resale by the Investor of the Advance Shares and Commitment Shares at prevailing market prices (and not fixed prices) and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so and (ii) no other suspension of the use of, or withdrawal of the effectiveness of, such Registration Statement or related prospectus shall exist.

(b)              ACCURACY OF THE COMPANY’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of the date of this Agreement and as of the date of each Closing (except for representations and warranties specifically made as of a particular date), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a Material Adverse Effect.

(c)              PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company, including but not limited to the delivery of the Advance Shares as provided in Section 2.2(a) of this Agreement.

(d)              NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by the Transaction Documents, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by the Transaction Documents.

(e)              ADVERSE CHANGES. Since the date of filing of the Company’s most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred that would reasonably impair the Investor’s ability to perform its obligations under this Agreement.

(f)               NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or FINRA, or otherwise halted for any reason, and the Common Stock shall have been approved for listing on and shall not have been delisted from the Principal Market. In the event of a suspension, delisting, or halting for any reason, of the trading of the Common Stock, as contemplated by this Section 7.2(f), the Investor shall have the right to return to the Company any remaining amount of Advance Shares associated with such Advance, and the Purchase Price with respect to such Advance shall be reduced accordingly.

(g)              BENEFICIAL OWNERSHIP LIMITATION. The number of Advance Shares then to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than the Beneficial Ownership Limitation (as defined below), as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(g), in the event that the amount of Common Stock outstanding, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder, is greater on a Closing Date than on the date upon which the Advance Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement, would own more than the Beneficial Ownership Limitation following such Closing Date. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable pursuant to an Advance Notice.

(h)             [Intentionally Omitted].

(i)               NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have the effect of causing the Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen (15) Trading Days following the Trading Day on which such Advance Notice is deemed delivered).

(j)               NO VIOLATION OF SHAREHOLDER APPROVAL REQUIREMENT. The issuance of the Advance Shares shall not exceed the Exchange Cap unless the Shareholder Approval has been obtained by the Company and is in effect, which for the avoidance of doubt may be in the form of the Shareholder Consent.

(k)             OFFICER’S CERTIFICATE. On the date of delivery of each Advance Notice, the Investor shall have received the Officer’s Certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as of the date of each such certificate.

(l)               DWAC ELIGIBLE. The Common Stock must be DWAC Eligible and not subject to a “DTC chill.”

(m)            SEC DOCUMENTS. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act.

(n)             RESERVE. The Company shall have reserved the Required Minimum for the Investor’s benefit under this Agreement, the Company shall have satisfied the reserve requirements with respect to all other contracts and agreements between the Company and Investor, and the Transfer Agent Instruction Letter shall have been executed by the Company and the Transfer Agent as well as acknowledged and agreed to in writing by the Transfer Agent.

(o)             MINIMUM PRICING. The lowest traded price of the Common Stock in the ten (10) Trading Days immediately preceding the respective Advance Date must exceed $0.01 per share.

(p)             BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall not be instituted by or against the Company or any subsidiary of the Company (the “Bankruptcy Proceedings”), and the Company shall have no knowledge of any event more likely than not to have the effect of causing Bankruptcy Proceedings to arise. In the event of Bankruptcy Proceedings as contemplated by this Section 7.2(p), the Investor shall have the right to return to the Company any remaining amount of Advance Shares associated with such Advance, and the Purchase Price with respect to such Advance shall be reduced accordingly.

ARTICLE VIII
LEGENDS

Section 8.1          NO RESTRICTIVE STOCK LEGEND. No restrictive stock legend shall be placed on the share certificates representing the Advance Shares.

Section 8.2          INVESTOR’S COMPLIANCE. Nothing in this Article VIII shall affect in any way the Investor’s obligations hereunder to comply with all applicable securities laws upon the sale of the Common Stock.

ARTICLE IX
NOTICES; INDEMNIFICATION

Section 9.1          NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or email as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by email at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

The addresses for such communications shall be:

If to the Company:

HeartCore Enterprises, Inc.

848 Jordan Ave. Apt G

Los Altos CA 94022

Telephone Number:

Email: kanno@heartcore.co.jp

Attention: Sumitaka Kanno

with a copy (which shall not constitute notice) to:

Anthony, Linder & Cacomanolis, PLLC

Attn: John Cacomanolis

1700 Palm Beach Lakes Blvd., Suite 820

West Palm Beach, FL 33401

jcacomanolis@alclaw.com

If to the Investor:

Crom Structured Opportunities Fund I, LP

228 Park Ave S PMB 57033

New York, NY 10003-1502

Email: john@crom-llc.com and liam@crom-llc.com

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP

101 Wood Avenue South

Woodbridge, New Jersey 08830]

Telephone Number: 732-395-4400

Email: rsanchez@lucbro.com

Attention: Rodrigo Sanchez

Either party hereto may from time to time change its address or email for notices under this Section 9.1 by giving at least ten (10) days’ prior written notice of such changed address to the other party hereto.

Section 9.2     INDEMNIFICATION.

(a)             Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.2, the Company shall indemnify and hold harmless the Investor, each of its directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to: (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents to which it is a party; or (b) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that: (i) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from a breach of any of the Investor’s representations, warranties, covenants or agreements contained in this Agreement or the Registration Rights Agreement; and (ii) the Company shall not be liable under the foregoing clause (b) to the extent, but only to the extent, that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

The Company shall reimburse any Investor Party (with accompanying presentation of documentary evidence) for all legal and other costs and expenses reasonably incurred by such Investor Party in connection with: (a) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents; or (b) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.2(a); provided, however, that reimbursement for any such legal costs and expenses shall only be due and payable upon the final, non-appealable resolution of such action or proceeding and solely to the extent such reimbursement is either (i) awarded by a court of competent jurisdiction or (ii) mutually agreed to in writing by the Company and the applicable Investor Party.

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the foregoing undertakings by the Company set forth in this Section 9.2 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law.

(b)             Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.2(a), the Investor Party shall notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company shall not relieve the Company from liability under Section 9.2 (a), except to the extent it has been materially prejudiced by the failure to give notice. The Company shall be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but shall not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company shall not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company shall pay the reasonable fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 9.2(a), shall cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company shall not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing sentence, if at any time the Investor Party shall have requested (by written notice) the Company to reimburse the Investor Party for fees and expenses of counsel, the Company agrees that it shall be liable for any settlement of the nature contemplated hereby effected without its written consent if (a) such settlement is entered into more than forty-five (45) days after receipt by the Company of the aforesaid request, (b) the Company shall have received written notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into, and (c) the Company shall not have reimbursed the Investor Party in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the Investor Party, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

(c)         The remedies provided for in this Section 9.2 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

ARTICLE X
MISCELLANEOUS

Section 10.1        ARBITRATION OF CLAIMS; GOVERNING LAW; JURISDICTION. The Company and Investor shall submit all Claims (as defined in Exhibit D of this Agreement) (the “Claims”) arising under this Agreement or any other agreement between the Company and Investor or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Investor or their respective affiliates to binding arbitration pursuant to the arbitration provisions set forth in Exhibit D of the Agreement (the “Arbitration Provisions”). The Company and Investor hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the Company and Investor hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Investor may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company and Investor consent to and expressly agree that the exclusive venue for arbitration of any Claims arising under this Agreement or any other agreement between the Company and Investor or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Investor or their respective affiliates shall be in New Castle County, State of Delaware. Without modifying the Company’s and Investor’s mandatory obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Company’s transfer agent and the Company, such litigation specifically includes, without limitation any action between or involving Company and the Company’s transfer agent under the Transfer Agent Instruction Letter or otherwise related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in New Castle County, State of Delaware, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Investor for any reason) outside of any state or federal court sitting in New Castle County, State of Delaware, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit, or shall be deemed or construed to limit, the ability of the Investor to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Investor, including through a legal action in any court of competent jurisdiction. The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens). THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Company at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 10.2        PAYMENT SET ASIDE. Further, to the extent that the (i) Company makes a payment or payments to the Investor pursuant to this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, or (ii) the Investor enforces or exercises its rights pursuant to this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby (including but not limited to the sale of the Securities), and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Securities) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Investor, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Investor a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Investor, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action).

Section 10.3        ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person.

Section 10.4        NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and the Investor and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as set forth in Section 9.2.

Section 10.5        TERMINATION. The Company may terminate this Agreement at any time by written notice to the Investor at least five (5) Trading Days prior to the effective date of such termination (the “Termination Date”), provided that there are no outstanding Advance Notices. The Company and the Investor may also terminate this Agreement at any time by mutual written consent. In addition, this Agreement shall automatically terminate at the end of the Commitment Period. Notwithstanding anything in this Agreement to the contrary, (i) the provisions of Articles III, IV, VI, IX of this Agreement and the agreements and covenants of the Company and the Investor set forth in Article X of this Agreement shall survive for a period of 24 months from the termination of this Agreement, and no claim for indemnification may be made after such time except for claims relating to fraud or intentional misrepresentation, which shall survive until the expiration of the applicable statute of limitations. All covenants and agreements in this Agreement, and such provisions herein as required to give effect to the same, will survive until fully performed; provided, however, that, nothing herein shall prevent a Party from making any claim hereunder, or relieve any other Party from any liability hereunder, after such time for any breach thereof.

Section 10.6        ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents, exhibits and schedules.

Section 10.7        FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents or any other writing to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor. In addition, the Company shall pay $20,000.00 by wire transfer to legal counsel of the Investor on the date of this Agreement for Investor’s expenses relating to the preparation of this Agreement. On the date of this Agreement, the Company shall issue the Commitment Shares to the Investor.

Section 10.8        COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Parties and shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other Parties hereto by email of a copy of this Agreement bearing the signature of the Parties so delivering this Agreement.

Section 10.9        SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 10.10      FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 10.11      NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 10.12      EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 10.13      TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

Section 10.14      AMENDMENTS; WAIVERS. No provision of this Agreement may be amended or waived by the Parties from and after the date that is one (1) Trading Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both Parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 10.15      PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement, other than as required by law, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor without the prior written consent of the Investor, except to the extent required by law. The Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be “material contracts,” as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. The Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE COMPANY:

HEARTCORE ENTERPRISES, INC.

By:_________________________
Name:	Sumitako Kanno
Title:	Chief Executive Officer

INVESTOR:

CROM STRUCTURED OPPORTUNITIES FUND I, LP

By: CROM STRUCTURED OPPORTUNITIES FUND I GP, LLC, its General Partner
By: CROM CORTANA FUND LLC, member of the General Partner
By:___________________________________
Name: Liam Sherif
Title: Authorized Signatory

[Signature Page to equity purchase agreement]

EXHIBIT A

Registration Rights Agreement

(Attached)

EXHIBIT B

FORM OF ADVANCE NOTICE

TO: CROM STRUCTURED OPPORTUNITIES FUND I, LP

DATE: ____________________

We refer to the equity purchase agreement, dated June __ 2025 (the “Agreement”), entered into by and between HeartCore Enterprises, Inc., a Delaware corporation, and Crom Structured Opportunities Fund I, LP. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase ____________ Advance Shares pursuant to the Agreement;

2) The Advance Date in respect of this Advance Notice is __________;

3) The Maximum Daily Advance Amount in respect of the foregoing Advance Date is __________;

4) The Initial Purchase Price pursuant to the Agreement is ____________; and

5) Certify that, as of the date hereof, the conditions set forth in Section 7.2 of the Agreement are satisfied.

By:_________________________
Name:
Title:

EXHIBIT C

FORM OF OFFICER’S CERTIFICATE

Pursuant to Section 7.2(k) of that certain equity purchase agreement, dated June 30, 2025 (the “Agreement”), by and between HeartCore Enterprises, Inc., a Delaware corporation. (the “Company”) and Crom Structured Opportunities Fund I, LP (the “Investor”), the undersigned, in his capacity as Chief Executive Officer of the Company, and not in his individual capacity, hereby certifies, as of the date hereof (such date, the “Condition Satisfaction Date”), the following:

1.            The representations and warranties of the Company are true and correct in all material respects as of the Condition Satisfaction Date as though made on the Condition Satisfaction Date (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including the Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties of the Company set forth in the Agreement to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor; and

2.            All of the conditions precedent to the obligation of the Investor to purchase Advance Shares set forth in the Agreement, including but not limited to Section 7.2 of the Agreement, have been satisfied as of the Condition Satisfaction Date.

Capitalized terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

IN WITNESS WHEREOF, the undersigned has hereunto affixed his hand as of the ________, 20__.

By:_________________________
Name:
Title:

Exhibit D

ARBITRATION PROVISIONS

1.    Dispute Resolution. Each party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to any of the Transaction Documents or the relationship of the parties or their affiliates shall be in New Castle County, State of Delaware. For purposes of this Exhibit D, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, questions regarding severability of any provisions of the Transaction Documents, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Transaction Documents and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Agreement (or these Arbitration Provisions (defined below)) or any of the other Transaction Documents. The parties to this Agreement (the “parties”) hereby agree that the Claims may be arbitrated in one or more Arbitrations pursuant to these Arbitration Provisions (one for an injunction or injunctions and a separate one for all other Claims). The parties hereby agree that the arbitration provisions set forth in this Exhibit D (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or any other Transaction Document) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable pursuant to Section 29 of the 1934 Act or for any other reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Agreement. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Agreement.

2.    Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in New Castle County, State of Delaware and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in New Castle County, State of Delaware.

3.    The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Delaware Uniform Arbitration Act, Title 10 Chapter 57 (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4.    Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1    Initiation of Arbitration. Pursuant to the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 8(f) of the Agreement; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed physically delivered to such other party under Section 8(f) of the Agreement (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 8(f) of the Agreement or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Delaware Rules of Civil Procedure.

4.2    Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by the American Arbitration Association (“AAA”) or other arbitration service provider agreed upon by the parties (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with AAA or other arbitration service provider agreed upon by the parties. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by AAA or other arbitration service provider agreed upon by the parties by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If AAA or other arbitration service provider agreed upon by the parties ceases to exist or to provide a list of neutrals and there is no successor thereto, then replacement arbitrators shall be selected by both parties within five (5) calendar days thereafter.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount, with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3    Applicability of Certain Delaware Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Delaware Rules of Civil Procedure and the Delaware Rules of Evidence. More specifically, the Delaware Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Delaware Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Delaware Rules of Civil Procedure or the Delaware Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4    Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

4.5    [Intentionally Omitted].

4.6    Discovery. The parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i)     To facts directly connected with the transactions contemplated by the Agreement.

(ii)    To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Delaware Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Delaware Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Delaware Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6    Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant to the Delaware Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7    Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. The arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8    Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. The parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9    Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

4.10  Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

5.    Arbitration Appeal.

5.1    Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final. The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2    Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a)       Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by AAA or other arbitration service provider agreed upon by the parties (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with AAA or other arbitration service provider agreed upon by the parties, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b)       If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by AAA or other arbitration service provider agreed upon by the parties (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c)       If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

(d)       The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If AAA or other arbitration service provider agreed upon by the parties ceases to exist or to provide a list of neutrals, then replacement arbitrators for the Appeal Panel shall be selected by both parties within five (5) calendar days thereafter.

(d)       Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3    Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4    Timing.

(a)       Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b)       Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

5.5    Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in New Castle County, State of Delaware.

5.6    Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7    Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6.    Miscellaneous.

6.1      Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2      Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Delaware without regard to the conflict of laws principles therein.

6.3      Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4      Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5      Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

[Remainder of page intentionally left blank]

Exhibit E

FORM OF SETTLEMENT NOTICE

TO: [    ]

DATE: ___________________

We refer to the equity purchase agreement, dated June 30, 2025 (the “Agreement”), entered into by and between HeartCore Enterprises, Inc., a Delaware corporation, Crom Structured Opportunities Fund I, LP. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby confirm the following with respect to the Advance Notice dated __________:

1) Advance Shares purchased pursuant to the Advance Notice: ___________________; and

2) The Purchase Price per share pursuant to the Agreement: ______________________; and

3) The Investor Costs pursuant to the Agreement: ______________________; and

4) The Investment Amount pursuant to the Agreement: ______________________; and

5) The Closing Date with respect to the Advance Notice: ______________________.

INVESTOR:

CROM STRUCTURED OPPORTUNITIES FUND I, LP

By: CROM STRUCTURED OPPORTUNITIES FUND I GP, LLC, its General Partner

By: CROM CORTANA FUND LLC, member of the General Partner

By:_____________________________________
Name:	Liam Sherif
Title:	Authorized Signatory

APPENDIX D

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION
OF
HeartCore Enterprises, Inc.

HeartCore Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.           The name of the corporation is HeartCore Enterprises, Inc. The date of filing of the original Certificate of Incorporation of the Corporation (the “Certificate”) with the Secretary of State of the State of Delaware is May 18, 2021.

2.           This Certificate of Amendment to Certificate of Incorporation (this “Certificate of Amendment”) amends the Certificate, and a new Section 4(a)(i) is hereby added as a new subsection of Section 4(a) of the Certificate, providing as follows:

Section 4(a)(i) Reverse Stock Split. Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each [___] ([___]) shares of the Common Stock issued and outstanding at the Effective Time (collectively, the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified such that each [___] ([___]) shares of Pre-Split Common Stock shall become one share of the Common Stock, with any fractional shares of Common Stock resulting being rounded to the nearest whole share of Common Stock (the “Reverse Stock Split”). Each certificate that immediately prior to the Effective Time represented shares of Pre-Split Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined and reclassified as a result of the Reverse Stock Split. The authorized number of shares, and par value per share, of Common Stock shall not be affected by the Reverse Stock Split.

3.           The remaining provisions of the Certificate not affected by the aforementioned amendment shall remain in full force and shall not be affected by this Certificate of Amendment.

4.           This Certificate of Amendment has been duly approved and adopted by the Board of Directors of the Corporation on June 30, 2025, and the actions set forth herein have been approved by the stockholders of the Corporation on June 30, 2025, in accordance with the provisions of Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

5.           The foregoing amendment will be effective on [___], 2025, at 4:00 p.m. Eastern time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [___] day of June, 2025.

By:
Name:	Sumitaka Yamamoto
Title:	Chief Executive Officer

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